UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Temple-Inland Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF THE 2010 ANNUAL MEETING
OF STOCKHOLDERS
AND
PROXY STATEMENT

PLEASE VOTE!

BROKERS CAN NO LONGER VOTE YOUR SHARES FOR THE ELECTION OF DIRECTORS
WITHOUT YOUR INSTRUCTIONS. EVERY VOTE MATTERS!

1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, May 7, 2010

When and Where the Annual Meeting of Stockholders Will be Held	The 2010 annual meeting of our stockholders will be held at our offices located at 303 South Temple Drive, Diboll, Texas 75941, on Friday, May 7, 2010, at 9:00 a.m. local time.

Purposes of the Meeting	The meeting will be held for the following purposes:

1. To elect three (3) directors to our board of directors. These three directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

2. To approve the adoption of the Temple-Inland 2010 Incentive Plan.

3. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2010.

4. To transact any other business that is properly raised for discussion at the annual meeting or any later meeting if the annual meeting is adjourned or postponed.

Who Can Attend and Vote	The board of directors has fixed the close of business on March 10, 2010 as the record date for determining stockholders entitled to receive notices about the annual meeting and to vote at the annual meeting or any later meeting if the annual meeting is adjourned or postponed. Only stockholders who own stock at the close of business on the record date are entitled to receive notices about the annual meeting and to vote at the annual meeting.

If you need help in voting your shares, please call D. F. King & Co., Inc., our proxy solicitation firm, at 800-549-6697.

March 23, 2010	Leslie K. O’Neal
Austin, Texas	Vice President and Corporate Secretary

Your vote is important. You are invited to attend the meeting in person. Whether or not you plan to attend, and no matter how many shares you own, please mark your vote on the enclosed proxy card, sign it, date it, and return it by mail or vote by telephone or on the internet. By voting before the meeting, you will help us ensure that there are enough stockholders voting to hold a meeting and avoid added proxy solicitation costs. If you attend the meeting, you may vote in person, even if you have previously submitted a proxy. You may revoke your proxy at any time before the vote is taken by delivering to the Corporate Secretary a written revocation or a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy will be disregarded. Please see the instructions under “Questions and Answers about the Annual Meeting — How can I vote my shares before the annual meeting?”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 7, 2010. The 2010 Proxy Statement and 2009 Annual Report to Stockholders are available at http://www.templeinland.com/proxy.htm.

i

ii

iii

1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746

PROXY STATEMENT
FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

How are we asking for your vote?

Our board of directors seeks your proxy for use in voting at our 2010 annual meeting of stockholders to be held on Friday, May 7, 2010 and at any later meeting if the annual meeting is adjourned or postponed. This proxy statement and proxy card were mailed beginning on March 23, 2010 to all holders of our common stock entitled to vote at the annual meeting.

We have enclosed with this proxy statement our 2009 Annual Report to Stockholders, which includes audited financial statements. The Annual Report does not constitute any part of the material for the solicitation of proxies.

Who is entitled to vote at the annual meeting?

Holders of Temple-Inland common stock as of the close of business on the record date, March 10, 2010, may vote at the 2010 annual meeting, either in person or by proxy. As of the close of business on March 10, 2010, there were 107,530,247 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The common stock is the only authorized voting security of the Company, and each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

What matters will be voted on at the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

Proposal No. 1: To elect three (3) directors to our board of directors. These three directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

Proposal No. 2: To approve the adoption of the Temple-Inland 2010 Incentive Plan.

Proposal No. 3: To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2010.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares. This proxy statement and the enclosed proxy card and 2009 Annual Report to Stockholders have been sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. The proxy statement, 2009 Annual Report to Stockholders and other materials have been forwarded to you by your broker, bank or other nominee, who is the stockholder of record. You will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How can I vote my shares before the annual meeting?

If you hold shares in your own name as a stockholder of record, you can cast your vote before the annual meeting by authorizing the individuals named on the enclosed proxy card to serve as your proxy to vote your shares at the annual meeting in the manner you indicate. You may do so by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. The telephone and internet voting instructions serve the same purpose as the proxy card. When your proxy card or telephone or internet vote specifies a choice with respect to a voting matter, the named individuals on the proxy card will vote your shares as you have specified. Submitting a proxy or voting through the telephone or the internet will not affect your right to attend the annual meeting and vote in person.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee will provide you with materials and instructions for voting your shares. The availability of telephonic or internet voting will depend on the bank’s or broker’s voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If your shares are held in your own name as a stockholder of record and you return your signed proxy card but do not specify a voting choice on your proxy card, your shares will be voted as follows:

•	FOR the election of each of the director nominees under the caption “Election of Directors.”

•	FOR approval of the adoption of the Temple-Inland 2010 Incentive Plan.

•	FOR ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2010.

If I am the beneficial owner of shares held in street name by my broker, will my broker automatically vote my shares for me?

New York Stock Exchange (“NYSE”) rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions only on certain matters, which include the ratification of the appointment of the independent registered public accounting firm. However, your broker does not have discretionary authority to vote your shares for certain other types of matters, including the election of directors or the adoption of the 2010 Incentive Plan. If your broker does not receive voting instructions from you regarding these proposals, your shares will not be voted on these proposals.

Can I vote in person at the annual meeting?

Yes. If you hold shares in your own name as a stockholder of record, you are invited to attend the annual meeting and cast your vote at the meeting by properly completing and submitting a ballot at the meeting. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you are invited to attend the meeting in person, but in order to vote at the meeting you must first obtain a legal proxy from your broker, bank or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting. Please check with your broker or other nominee and follow the procedures they require.

How can I change or revoke my vote?

If you hold shares in your own name as a stockholder of record, you may change your vote or revoke your proxy at any time before voting begins at the annual meeting by:

•	giving written notice of revocation to our Corporate Secretary at our principal executive offices at any time before the voting is closed; or

•	signing and delivering a proxy that is dated after the proxy you wish to revoke; or

•	attending the annual meeting and voting in person by properly completing and submitting a ballot. (Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked unless you vote at the meeting.)

We must receive your notice of revocation or later-dated proxy at or prior to voting at the annual meeting for it to be effective. It should be delivered to:

Temple-Inland Inc.
Attn: Leslie K. O’Neal, Vice President
and Corporate Secretary
1300 South MoPac Expressway, 3rd Floor
Austin, Texas 78746

Alternatively, you may hand deliver a written revocation notice, or a later-dated proxy, to the Corporate Secretary at the annual meeting before the polls close.

If you are the beneficial owner of your shares held in street name, please check with your bank or broker and follow the procedures your bank or broker provides if you wish to change your vote.

What is the “quorum” for the annual meeting and what happens if a quorum is not present?

The presence at the annual meeting, in person or by proxy, of the holders of 53,765,124 shares (a majority of the number of shares of common stock issued and outstanding and entitled to vote as of the record date) is required to constitute a quorum to transact business at the annual meeting. Proxies marked “abstain” and broker “non-votes” (each of which are explained below) will be counted in determining the presence of a quorum.

If the shares present in person or represented by proxy at the annual meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of the votes entitled to be cast by the stockholders, present in person or by proxy (which may be voted by the proxyholders at the meeting), may, without further notice to any stockholder (unless a new record date is set or the adjournment is for more than 30 days), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

What is an “abstention” and how would it affect the vote?

An abstention occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular proposal. An abstention with respect to a proposal will not be counted as a vote “cast” for or against the proposal other than the approval of the 2010 Incentive Plan. Consequently, an abstention with respect to any of the proposals scheduled for a vote at the annual meeting will not affect the outcome of the vote, except with respect to the approval of the adoption of the 2010 Incentive Plan, as explained below in “What are the voting requirements to elect directors and approve the proposals described in the proxy statement?”

What is a broker “non-vote” and how would it affect the vote?

Broker “non-votes” are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares. If the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers, then the broker is unable to vote those uninstructed shares. Brokers and nominees have discretionary voting power to vote shares with respect to the ratification of the appointment of the independent registered public accounting firm, but do not have discretionary voting power regarding the election of directors or the proposal to approve the adoption of the 2010 Incentive Plan. A broker “non-vote” with respect to Proposals 1 and 2 will not be counted as a vote “cast” for or against the proposals. Consequently, a broker “non-vote” with respect to the election of directors or the adoption of the 2010 Incentive Plan will not affect the outcome of the vote, except to the extent it has the effect of causing the percentage of the total number of shares voting on the proposals to be less than that required by the rules of the New York Stock Exchange for approval of the proposals, as explained immediately below.

What are the voting requirements to elect directors and approve the proposals described in the proxy statement?

Election of Directors: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy is required for the election of each director nominee named in Proposal 1. This means that the votes cast “for” that nominee must exceed the votes cast “against” that nominee. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote. In accordance with our Corporate Governance Guidelines, each incumbent nominee will submit, prior to the annual meeting, an irrevocable resignation contingent on the nominee failing to receive the required vote for election and the board accepting the resignation. For more information on the operation of our majority voting standard, see “Election of Directors.” Stockholders may not cumulate votes in the election of directors.

2010 Incentive Plan: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy (provided that the total votes cast on the proposal represents over 50% of the total number of shares entitled to vote on the proposal) is required for approval of the adoption of the 2010 Incentive Plan in Proposal 2. Broker non-votes are not treated as votes cast. However, for this proposal only, the NYSE considers abstentions as votes cast. As a result, abstentions have the same effect on this proposal as votes cast against the proposal. Accordingly, beneficial owners of shares should instruct their brokers or nominees how to vote with respect to this proposal.

Ratification of Auditors: The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting is required for the ratification of the appointment of our independent registered public accounting firm in Proposal 3. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote on this proposal.

Who will conduct and pay for the proxy solicitation?

We are soliciting your proxy for the annual meeting and will pay all the costs of the proxy solicitation process. We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King’s employees and our directors, officers and employees may solicit the return of proxies by personal contact, mail, electronic mail, facsimile, telephone or the internet. We may also issue press releases asking for your vote or post letters or notices to you on our website, www.templeinland.com. Our directors, officers and employees will not receive additional compensation, but will be reimbursed for out-of-pocket expenses. D.F. King will be reimbursed for its expenses in soliciting proxies and, in addition, will receive a proxy solicitation fee not to exceed $12,500. D.F. King expects that approximately 20 of its employees will assist in the solicitation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of our common stock.

Who will count the votes?

Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspectors of election to certify the results.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The name, address and stock ownership of each person or group of persons known by us to own beneficially more than five percent (5%) of the outstanding shares of our common stock as of March 10, 2010 follows:

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class(1)

BlackRock, Inc.(2)	10,785,714	10.03%

(1)	There were 107,530,247 shares of common stock outstanding on March 10, 2010.

(2)	Based solely on information reported on a Schedule 13G/A filed with the SEC on February 8, 2010 for the period ending January 29, 2010, BlackRock, Inc. may be deemed beneficial owner of 10,785,714 shares.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common stock as of March 10, 2010 by:

•	each of our directors and nominees for director, including our Chairman and Chief Executive Officer and our President and Chief Operating Officer,

•	our Chief Financial Officer and our three most highly compensated executive officers other than the CEO and CFO, and,

•	all directors and executive officers as a group.

We determined beneficial ownership as reported in the table in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (which we will refer to in this Proxy Statement as the Exchange Act). Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Even though SEC rules require reporting of all the shares listed in the table, the directors and executive officers do not claim beneficial ownership of all of these shares. For example, a director or executive officer might not claim ownership of shares owned by a relative. Unless otherwise indicated, the table does not include any shares that may be held by pension and profit-sharing plans of the corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

	SECURITY OWNERSHIP OF MANAGEMENT
	Beneficial Ownership				Additional Ownership(5)
					Shares Issuable
					on Stock Options
	Amount and		Beneficial		Exercisable	Restricted Stock	Restricted Stock
	Nature of		Ownership		More than 60	Units and	Units Deferred and
	Beneficial		Percent		Days After	Performance	Payable upon	Total Beneficial and
Beneficial Owner	Ownership(1)		of Class		Record Date	Stock Units(6)	Retirement(7)	Additional Ownership
(a)	(b)		(c)		(d)	(e)	(f)	(g)
Directors:
Donald M. Carlton	22,000	(1)		*	—	—	92,305	114,305
Cassandra C. Carr	22,000	(1)		*	—	—	76,987	98,987
E. Linn Draper, Jr.	20,000	(1)		*	—	—	89,901	109,901
Larry R. Faulkner	20,200	(1)		*	—	—	71,098	91,298
Jeffrey M. Heller	20,000	(1)		*	—	—	97,550	117,550
J. Patrick Maley III	397,376	(1)(2)		*	369,280	460,972	—	1,227,628
W. Allen Reed	13,000	(1)		*	—	—	97,464	110,464
Doyle R. Simons	469,345	(1)(2)		*	459,550	576,214	—	1,505,109
Richard M. Smith	30,000	(1)		*	—	—	65,115	95,115
Arthur Temple III	781,538	(1)(3)(4)		*	—	—	91,970	873,508
R.A. Walker	8,000	(1)		*	12,000	—	30,770	50,770
Executives:
Randall D. Levy	369,563	(1)(2)		*	209,778	243,289	—	822,630
Larry C. Norton	82,208	(1)(2)		*	163,511	231,665	—	477,384
Dennis J. Vesci	143,276	(1)(2)		*	165,588	192,948	12,041	513,853
All Directors and Executive Officers as a Group:
22 Persons	3,464,207	(1)(2)(3)(4)	3.16%		2,133,122	2,559,888	725,201	8,882,418

*	Percentage is less than 1% of Temple-Inland common stock outstanding

(1)	Includes the following number of shares of common stock issuable upon the exercise of options exercisable within a period of 60 days from March 10, 2010:

Directors:
Donald M. Carlton	20,000
Cassandra C. Carr	20,000
E. Linn Draper, Jr.	20,000
Larry R. Faulkner	20,000
Jeffrey M. Heller	20,000
J. Patrick Maley III	298,312
W. Allen Reed	8,000
Doyle R. Simons	366,540
Richard M. Smith	20,000
Arthur Temple III	12,000
R.A. Walker	8,000
Executives:
Randall D. Levy	280,397
Larry C. Norton	71,436
Dennis J. Vesci	117,274
All Directors and Executive Officers as a Group:
(22 Persons)	2,098,483

(2)	Includes shares held by trustees under Temple-Inland 401(k) plans for:

Named Executive Officers
Doyle R. Simons	6,694
J. Patrick Maley III	609
Randall D. Levy	3,765
Larry C. Norton	93
Dennis J. Vesci	2,897
All Executive Officers as a Group
13 Persons	52,864

(3)	Includes 2,000 shares owned by certain relatives of Mr. Temple. SEC rules consider these shares to be beneficially owned, but Mr. Temple disclaims any beneficial interest in such shares. These 2,000 shares are the only shares owned by relatives included in the total number of shares owned by all directors and officers as a group (22 persons).

(4)	Includes 134,460 shares held in a trust over which Mr. Temple is trustee. Mr. Temple has a future income interest with respect to 67,230 of these shares and a remainder interest with respect to 67,230 of these shares. Also includes 20,166 shares held by various trusts and custodial accounts, with respect to which Mr. Temple has sole voting and dispositive power. Mr. Temple disclaims any beneficial ownership with respect to these 20,166 shares. Includes 157,380 shares held in a trust for Mr. Temple with respect to which he has a present income interest and is also a co-trustee. Does not include 2,521,252 shares of common stock held by the T.L.L. Temple Foundation, a charitable trust, of which Mr. Temple is Chairman of the Board of Trustees. Mr. Temple shares voting and dispositive power of the shares held by the foundation. Mr. Temple disclaims any beneficial ownership with respect to such shares.

(5)	The items included in “Additional Ownership” are not included in the SEC’s definition of “Beneficial Ownership.” These figures also include awards granted to officers by the board on February 5, 2010, and that are subject to stockholder approval of the 2010 Incentive Program. See the table in the section entitled “Proposal to Adopt 2010 Incentive Plan”.

(6)	Restricted stock units and performance stock units vest on the third anniversary from the date of grant if performance criteria are met. Units will be settled in cash or stock as set forth in the award agreements.

(7)	Restricted stock units deferred through 2005 are payable in shares of common stock at retirement. Restricted stock units deferred in 2006 and later are payable in cash based on the stock price at retirement.

Section 16(a) Beneficial Ownership Reporting Compliance

We have not identified any person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. For this purpose, we only reviewed Forms 3 and 4, and any amendments to these forms, as well as written representations supplied to us in lieu of Forms 5 under the SEC’s Section 16 rules for the most recent fiscal year.

ELECTION OF DIRECTORS

Our Bylaws specify that the board of directors will establish by vote how many directors will serve on the board. The Bylaws also provide that the directors will be divided into three classes, which will as nearly as possible be equal in size. The board of directors has set the number of directors at ten following the retirement of Dr. Carlton at the May 2010 annual meeting of stockholders, with two classes of three directors each and one class of four directors.

Pursuant to our Bylaws, a director nominee is elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. In contested elections (that is, those in which the number of nominees exceeds the number of directors to be elected), the voting standard will be a plurality of votes cast, which means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting.

In the event that a director does not receive the requisite majority of votes cast “for” his or her election, that director is required by our resignation policy to resign (please see the director resignation policy set forth in the Corporate Governance Guidelines available on our website at www.templeinland.com). Therefore, prior to each annual meeting of stockholders, director nominees will submit an irrevocable resignation contingent on the nominee failing to receive the required vote for election and the board accepting the resignation. If a nominee fails to receive the required vote for election, the Nominating and Governance Committee will make a recommendation to the board on whether to accept or reject the resignation. The board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director whose resignation is under consideration will not participate in the committee’s or board’s decision. If a resignation is not accepted by the board, the director will continue to serve. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the board, that vacancy can be filled by action of the board. The policy also provides that the board shall nominate for election or re-election as directors only candidates who agree to tender irrevocable resignations consistent with the policy, and the board shall fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation tendered by other directors.

Selection of Nominees

Our Nominating and Governance Committee selects nominees on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the board, as described in more detail in the Corporate Governance Guidelines available on our website at www.templeinland.com. Non-employee director nominees must be independent as defined in the listing standards of the NYSE. Nominees must not have a prohibited conflict of interest with our business or ownership. Priority will be given to individuals with outstanding business experience and who currently serve or have served as the chief executive officer of a company.

Our Nominating and Governance Committee considers director candidates recommended by the directors. After reviewing a potential director’s qualifications, a suitable candidate will be invited to meet with the CEO, Lead Director, Chair of the Nominating and Governance Committee, and full board to determine further interest. As set forth in our Governance Guidelines, diversity is one of the factors considered by our board in evaluating nominees for director. We implement this policy by seeking recommendations from our current directors of persons who fulfill our requirements and who have diverse characteristics. Although we are pleased with the effectiveness of our selection of candidates with diverse skills, backgrounds, ages, and other characteristics, the board is committed to identifying candidates with diverse race and gender.

Our Nominating and Governance Committee will also consider director candidates recommended by stockholders who are entitled to vote for the election of directors at the stockholders’ meeting. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the board and the qualifications of the candidate. Under our corporate governance guidelines, the Nominating and Governance Committee may establish procedures, from time to time, regarding stockholder submission of candidates. A director candidate recommendation must include the following information:

•	the name and address of the stockholder making the recommendation and evidence of his or her beneficial ownership of Temple-Inland common stock, including the number of shares and period of ownership, and

•	the name of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the board.

We may require a stockholder-recommended candidate to furnish such other information as may reasonably be required by us to determine the eligibility of the proposed nominee to serve as a director.

In addition, stockholders may also nominate director candidates by following the procedures described in the Company’s Bylaws. For information regarding the deadlines and procedures for director nominations by stockholders, please see “Date for Receipt of Stockholder Proposals and Nominations”.

Nominees

Unless you specify otherwise on your proxy, the persons named in such proxy intend to vote for the election of the nominees listed below to serve as directors.

Except as noted otherwise, directors will serve for a term of three years, or until their replacements are duly elected and meet all requirements. All nominees are presently serving as directors. After review of their qualifications, the Nominating and Governance Committee recommended them as nominees to the full board, and the full board subsequently voted unanimously to recommend them to the stockholders as nominees. We did not pay a fee to any third party to identify or evaluate or to assist in identifying or evaluating potential nominees.

Each of the nominees has consented to being named in the proxy statement and to serve if elected. If any nominee becomes unavailable to serve, however, the persons named in the enclosed form of proxy intend to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by the board, unless they are directed by the proxy to do otherwise.

In selecting our directors, we reviewed their specific experience, qualifications, attributes, and skills both individually and as a group. Our inside directors were selected for their knowledge of our industry, their leadership roles within our Company, and their experience managing our business. Some of the attributes that led us to the conclusion that the following individuals should serve as our directors, in light of our business and structure, include:

•	Ms. Carr has extensive experience as a senior executive officer, including service for SBC Communications, Inc. from 1988 through 2002 as Senior Vice President-Finance and Treasurer, Senior Vice President-Human Resources, Corporate Compliance Officer, Senior Executive Vice President-External Affairs, and has served on two other boards, Destec from 1992 to 1996 and YRCW from 1997 to the present.

•	Dr. Draper served as Chief Executive Officer of Gulf States Utilities and American Electric Power and has served on the boards of nine other public companies, totaling approximately 70 years’ service in the aggregate. AEP is a large trader of electricity and gas, and Dr. Draper was ultimately responsible for managing that risk.

•	Dr. Faulkner has 12 years’ experience as a Chief Executive Officer and 4 years’ experience as Chief Operating Officer and Chief Budget Officer of billion-dollar organizations, professional expertise in the materials industries, national service as chair of a Presidential panel on mathematics education and as a board member of ExxonMobil Corporation and Sandia National Laboratories, knowledge of national infrastructure issues as Chair of the Board of Internet 2, and a decade of combined service on public company boards.

•	Mr. Heller currently serves as a member of the Audit Committee of Mutual of Omaha and served as Chairman of its Audit Committee from May 2003 until May 2009. In his career with EDS, he designed, developed and implemented operationally supported financial reporting systems for EDS as well as for large corporate and government customers. In addition, Mr. Heller had operating responsibility for large divisions of EDS. He has experience supervising the Chief Financial Officer of EDS, the corporate controller, as well as division controllers of multi-billion dollar divisions. He has interacted with outside auditors and internal audit departments. Mr. Heller also previously served on the Audit Committee for Trammell Crow Company. The internal audit function and the external auditors reported to the Audit Committee that he chaired from November 1997 until November 2004.

•	Mr. Maley currently serves as our President and Chief Operating Officer and as such brings industry expertise and knowledge of our operations to the board. He was previously named Executive Vice President — Paper in November 2004 following his appointment as Group Vice President in May 2003. Mr. Maley has 27 years of industry experience, including 11 years at International Paper from 1992 to 2003 where he served as Director of Manufacturing of the containerboard and kraft division. Prior to that assignment, Mr. Maley served as Segment General Manager of the container business.

•	Mr. Reed has prior experience as a financial officer at Delta Airlines, Hughes Electronics and General Motors, including Chairman, President and CEO of General Motors Asset Management Corporation, Chairman and CEO of the GM Trust Bank, and a Corporate Vice President of General Motors Corporation. Mr. Reed is one of the nation’s top pension executives and ran the largest corporate defined benefit fund at GM. Mr. Reed also previously served on the boards at FLIR Systems, The Taubman Companies, GMAC and iShares, Inc. and currently serves as the Lead Director for Legg Mason. He currently holds the Chartered Financial Analyst designation.

•	Mr. Simons currently serves as our Chairman and Chief Executive Officer and as such brings industry expertise and knowledge of our operations to the board. He was previously named Executive Vice President in February 2005 following his service as Chief Administrative Officer since November 2003. Mr. Simons served as Vice President, Administration from November 2000 to November 2003 and Director of Investor Relations from 1994 through 2000. Mr. Simons is an attorney and joined Temple-Inland in 1992. He is also a director of Fiserv, Inc. and the American Forest & Paper Association.

•	Mr. Smith served for 17 years as Chief Executive Officer of Newsweek Magazine, a major division of the Washington Post, a company with operations throughout the United States and in more than 140 countries around the world. As Editor-in-Chief of the magazine for 23 years, he presided over coverage of major political, economic and social trends, including reporting on corporate governance and social responsibility, technological change and innovation, financial and political malfeasance and business successes and failures at home and abroad. As non-executive Chairman of Newsweek, he continues to advise the CEO and key editors on a range of news and media industry issues, and conducts a series of interviews for the magazine and the Kaplan University MBA program on the subject of leadership. His interview subjects so far have included the chief executives of some of the world’s largest corporations and non-profit institutions. Mr. Smith also serves on the board of one other public company (Forestar Group Inc.), one private technology start-up company (TalkMarket.com) and the board or oversight committees of the Magazine Publishers of America, the Harvard AIDS initiative, The Smithsonian Institutions’ National Design Museum, Albion College and the Columbia University Graduate School of Journalism.

•	Mr. Temple has spent many years as director and chairman of First Bank & Trust, East Texas (FB&T), and many years as Chief Executive Officer of an investment company, in addition to serving as chairman of a private foundation. Mr. Temple served as a member of the Texas legislature and as Chairman of the Railroad Commission of Texas, which regulates mineral resources in Texas, bringing legislative and regulatory insight to the board.

•	Mr. Walker served for 13 years as an institutional investor for a leading American insurance company where, at the time of departure, he was responsible for $32 billion in assets under management. He has previously served on the boards of nine publicly traded companies, including serving as chairman of an audit committee for two of the companies. Mr. Walker has been the Chief Financial Officer of a Fortune 200 company for 4 years and the Chief Operating Officer of same for 1 year.

Nominees for Directors to Be Elected at the 2010 Annual Meeting of Stockholders to Serve Until 2013

Name and Year First Elected	Principal Occupation and Other Information

E. Linn Draper, Jr. 2004	Dr. Draper, 68, served as Chairman of the Board of American Electric Power Company Inc. from April 1993 until his retirement in February 2004 and also served as President and CEO from April 1993 until December 2003. Dr. Draper also served as President of Ohio Valley Electric Corporation and Indiana-Kentucky Electric Corporation from 2002 until March 2004. Dr. Draper is a director of Northwestern Corporation (2004), Alpha Natural Resources (2004), Alliance Data Systems (2005), and TransCanada Corporation (2005). Dr. Draper currently serves as our Lead Director and currently serves on our Compensation (Chair) and Executive Committees.

J. Patrick Maley III 2007	Mr. Maley, 48, became our President and Chief Operating Officer in December 2007. He was previously named Executive Vice President — Paper in November 2004 following his appointment as Group Vice President in May 2003. Prior to joining Temple-Inland, Mr. Maley served in various capacities from 1992 to 2003 at International Paper.

W. Allen Reed 2000	Mr. Reed, 63, retired as Chairman of General Motors Asset Management Corporation in April 2006. Mr. Reed served as President and Chief Executive Officer of GMAMC from July 1994 until December 31, 2005. He also served as Chairman and CEO of the GM Trust Bank and as a Corporate Vice President of General Motors Corporation until December 31, 2005. Since 2006, Mr. Reed has been a private investor. He is currently a director of Legg Mason, Inc. (2006), 180 mutual funds in the Morgan Stanley Mutual Funds complex (2006), and the Auburn University Foundation Fund (2007). Mr. Reed has also been a Senior Advisor to Aetos Capital, a private real estate and alternative investments firm. Mr. Reed currently serves on our Nominating and Governance and Audit Committees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DRAPER,
MALEY AND REED AS DIRECTORS OF TEMPLE-INLAND.

Continuing Directors

The following information is provided with respect to directors who will continue to serve as directors until the expiration of their terms.

Directors to Serve Until the 2011 Annual Meeting of Stockholders

Name and Year First Elected	Principal Occupation and Other Information

Larry R. Faulkner 2005	Dr. Faulkner, 65, has served as President of Houston Endowment Inc. since February 2006. Houston Endowment is one of the largest private foundations in Texas. Dr. Faulkner served as President of The University of Texas from April 1998 until January 2006. He was previously Provost and Vice Chancellor for Academic Affairs, Dean of the College of Liberal Arts and Sciences, and Head of the Department of Chemistry at the University of Illinois at Urbana-Champaign. Dr. Faulkner serves on the boards of ExxonMobil Corporation (2008) and the Lyndon Baines Johnson Foundation (1998). Dr. Faulkner also served as director with Guaranty Financial Group from 2007 to 2009. Dr. Faulkner currently serves on our Nominating and Governance and Audit Committees.

Jeffrey M. Heller 2004	Mr. Heller, 70, served as Vice Chairman of Electronic Data Systems, Inc. (EDS) from October 2006 until September 2008. Mr. Heller rejoined EDS in March 2003 after a brief retirement, served as President and Chief Operating Officer until October 2005, and as President until October 2006. Mr. Heller previously served as Vice Chairman of EDS from November 2000 until retirement in February 2002. Mr. Heller is also a director of Mutual of Omaha (1998). Mr. Heller currently serves on our Compensation, Audit (Chair), and Executive Committees.

Doyle R. Simons 2007	Mr. Simons, 46, became our Chairman of the Board and Chief Executive Officer in December 2007. He was previously named Executive Vice President in February 2005 following his service as Chief Administrative Officer since November 2003. Mr. Simons served as Vice President, Administration from November 2000 to November 2003 and Director of Investor Relations from 1994 through 2000. Mr. Simons joined Temple-Inland in 1992. He is also a director of Fiserv, Inc. (2007).

Directors to Serve Until the 2012 Annual Meeting of Stockholders

Name and Year First Elected	Principal Occupation and Other Information

Cassandra C. Carr 2004	Ms. Carr, 65, is Senior Advisor, Public Strategies, Inc. (2002). Public Strategies, Inc. is a strategic consulting and communications firm which manages campaigns around issues affecting businesses. Ms. Carr was Senior Executive Vice President, External Affairs, SBC Communications, Inc., San Antonio, TX (telecommunications) from October 1998 through March 2002, and Senior Vice President, Human Resources from May 1994 through September 1998. Ms. Carr is a director of YRC Worldwide Inc. (1997). Ms. Carr currently serves on our Management Development and Executive Compensation and Audit Committees.

Name and Year First Elected	Principal Occupation and Other Information

Richard M. Smith 2006	Mr. Smith, 64, is Chairman of Newsweek. Until December 2007, Mr. Smith served as Editor-in-Chief of the magazine since 1984 and CEO since 1991. He became Chairman in March 1998. Mr. Smith was Chairman of the Magazine Publishers of America (MPA) from 1996 to 1997 and the founding chairman of the MPA’s New Media Committee. In 2002, he received the magazine industry’s highest honor, the Henry Johnson Fisher Award for Lifetime Achievement. He is also a former board member of the American Society of Magazine Editors. Mr. Smith is also a director of Forestar Group Inc. (2007) and Talkmarket.com (2009). Mr. Smith currently serves on our Compensation and Audit Committees.

Arthur Temple III 1983	Mr. Temple, 68, is Chairman of the Board of First Bank & Trust, East Texas (FB&T), a position he has held since March 1992. FB&T is a locally owned community bank headquartered in Diboll, Texas. FB&T is owned by Diboll Bancshares, Inc., a locally-owned bank holding company. Since November 2000, Mr. Temple has also served as Chairman of the T.L.L. Temple Foundation, a charitable foundation. Mr. Temple served as Chairman of the Board of Exeter Investment from 1975 to early 1982 and from March 1986 until June 2002. From 1973 until 1980 Mr. Temple served as a member of the Texas legislature and from January 1981 until March 1986 he served as a member and Chairman of the Railroad Commission of Texas, which regulates mineral resources in Texas. Mr. Temple currently serves on our Nominating and Governance and Audit Committees.

R.A. Walker 2008	Mr. Walker, 53, is currently President and Chief Operating Officer of Anadarko Petroleum Corporation, having joined the company in 2005 as Senior Vice President and Chief Financial Officer. Prior to joining Anadarko, he was a Managing Director for the Global Energy Group of UBS Investment Bank from 2003 to 2005. He is a director of Western Gas Holdings, LLC, a subsidiary of Anadarko and general partner to Western Gas Partners, LP, having previously served as the Chairman of the Board of this company until 2009. Mr. Walker also serves on the Board of Trustees for the United Way of Greater Houston and the Houston Museum of Natural Science. Mr. Walker currently serves on our Nominating and Governance and Audit Committees.

What is our Leadership Structure?

Our board has chosen to combine the positions of Chairman of the Board and Chief Executive Officer. When our board elected Mr. Simons as Chairman and CEO at the end of 2007, it evaluated alternative board structures and determined a combined Chairman and CEO to be the best structure for Temple-Inland. It was especially important following our restructuring at the end of 2007 that we have a clear leader with the authority to enact our strategy. Temple-Inland has been successful in executing its strategy over the past two years. Our board also believes that a single Chairman and CEO is able to serve most effectively as a bridge between management and the board, ensuring that both act with a common purpose to serve the stockholders. The combined role fosters efficiency and effectiveness in leadership and ensures that we communicate to stockholders and other constituents with a unified voice. Mr. Simons is able to dedicate the appropriate amount of time to his Chairman and CEO responsibilities because we have an effective President and Chief Operating Officer who assumes many operational responsibilities.

The board has adopted strong governance principles to ensure that an appropriate balance of power exists between the independent members of the board and management, including:

•	appointment of a Lead Director

•	requiring a majority of independent directors

•	only independent directors serving on all board committees

•	non-management executive sessions at each board meeting, and

•	only independent directors evaluating the CEO’s performance annually and approving the CEO’s pay.

E. Linn Draper, Jr. currently serves as our Lead Director. In appointing an independent lead director, the board considered it to be useful and appropriate to designate an independent director to serve in a lead capacity to coordinate the other activities of the independent directors and to perform such other duties and responsibilities as the board of directors may determine. Specifically, those duties include:

•	advise the Chairman as to an appropriate schedule of board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with operations;

•	provide the Chairman with input as to the preparation of the agendas for the board and committee meetings and assuring that there is sufficient time for discussion of all agenda items;

•	advise the Chairman as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly. Although management is responsible for the preparation of materials for the board, the Lead Director may specifically request the inclusion of certain material;

•	recommend to the Chairman the retention of consultants who report directly to the board of directors;

•	interview all board candidates, and make recommendations to the Nominating and Governance Committee and the board of directors;

•	assist the board of directors and our officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines;

•	have the authority to call meetings of the independent directors and develop the agenda for and moderate any such meetings and executive sessions of the independent directors;

•	act as principal liaison between the independent directors and the Chairman on sensitive issues;

•	evaluate, along with the members of the full board, the CEO’s performance and meet with the CEO to discuss the board’s evaluation; and

•	work with the Nominating and Governance Committee to recommend the membership of the various board committees, as well as selection of the committee chairs.

To protect against entrenchment, our board has also imposed term limits on the Lead Director to ensure the independence of the position.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

The board of directors has determined that the following directors meet its independence standards: Donald C. Carlton, Cassandra C. Carr, E. Linn Draper, Jr., Larry R. Faulkner, Jeffrey M. Heller, W. Allen Reed, Richard M. Smith, Arthur Temple III and R.A. Walker. Messrs. Simons and Maley do not meet the independence standards because they are our employees. The board’s independence standards are described in our Corporate Governance Guidelines on our website at www.templeinland.com. The board defines independence as meeting the requirements to be considered independent directors as defined under the current rules of the NYSE. The board has established the following additional guidelines to assist it in determining director independence:

•	If not otherwise prohibited by the rules of the NYSE, any commercial or charitable relationship that is not required to be reported in the proxy statement to stockholders will not be considered a material relationship that would impair a director’s independence.

•	To serve as a member of any committee of the board, the director must meet any additional requirements of independence set forth in the committee’s charter or applicable law.

There were no material transactions or relationships between us and any director during 2009. In making its determination that our non-employee directors are independent, the board considered:

•	All transactions with companies of which its directors are executive officers.

•	Mr. Temple is a director of Contractor’s Supplies, Inc., and members of Mr. Temple’s immediate family own approximately 11% of its outstanding capital stock. During 2009, in the ordinary course of business, we sold building materials, lumber and fiberboard to Contractor’s. Mr. Temple is also a director, officer, and 66 2/3% stockholder of Demco Manufacturing Company. During 2009, in the ordinary course of business, Demco performed machinery repair services for us. Mr. Temple is an 8% partner in three partnerships, Diboll Leasing Company, DLCO, and DLCO I Ltd. that own and lease rail cars. During 2009, in the ordinary course of business, we participated in transactions with DLCO and DLCO I Ltd. for rail car repairs, rail car rental, and management fees.

The board believes that none of these transactions affected any director’s independence because they do not have a direct or indirect material interest in these transactions and the transactions do not exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

There is no family relationship between any of our nominees, continuing directors, or executive officers.

Related Transactions

We maintain a written policy enumerating procedures for the review, approval or ratification, or rejection of any related party transaction. A related party, for purposes of our policy, means:

•	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee for director or executive officer,

•	any person known to be the beneficial owner of more than 5% of our common stock, and

•	any immediate family member of the foregoing persons.

Under the related party transaction policy, any transaction, arrangement or relationship between us and a related party must be reviewed by the Nominating and Governance Committee, except that the following transactions, arrangements or relationships are pre-approved under the policy:

•	compensation arrangements required to be reported under the director or executive compensation sections of the proxy statement,

•	business expense reimbursements,

•	transactions with an entity in which the related party owns less than 10% of the other entity, is a director only, or is not an executive officer, and

•	indebtedness for transactions in the ordinary course of business.

There are no transactions required to be reported above since the beginning of our fiscal year where the related party policies and procedures did not require review, approval or ratification or where the policies and procedures were not followed.

BUSINESS POLICIES

Business Conduct and Ethics

All of our directors, officers and employees are required to abide by our Standards of Business Conduct and Ethics. This code covers all areas of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with all applicable laws and regulations, and oversight and compliance. Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer & Treasurer, Chief Governance Officer, Vice President, Investor Relations & Treasury, and Corporate Controller (Principal Accounting Officer) are also required to abide by the Code of Ethics for Senior Financial Officers. These ethics codes form the foundation of a comprehensive program of compliance with our corporate policies and procedures to ensure that our business is conducted ethically and in strict adherence to all laws and regulations applicable to us. Our directors, officers and employees are not to tolerate violations of the standards set out in our ethics codes, and are responsible for reporting any violation, including situations or matters that may be considered to be unethical or a conflict of interest under the ethics codes.

The full texts of the Standards of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers are available under the “Investor Relations — Corporate Governance” section of our website at www.templeinland.com. Any future amendments to either of these codes, and any waiver of the Code of Ethics for Senior Financial Officers and of certain provisions of the Standards of Business Conduct and Ethics for directors or executive officers will be disclosed on our website promptly following the amendment or waiver.

Risk Oversight

We face a variety of risks, including strategic risk, liquidity risk, and operational risk. Our board’s role is to oversee senior management’s process to identify and manage the material risks we face. Our management regularly considers risk as part of its strategic and operating decision-making process, and discusses these risks with the board. Annually, our management conducts an enterprise risk management review that is coordinated by our Internal Audit Department using the framework of the Committee of Sponsoring Organizations of the Treadway Commission. Management reviews the enterprise risk management processes with our Audit Committee and our significant risks with the board. The Audit Committee oversees management’s handling of risks related to financial reporting. The Audit Committee has direct access to the Vice President, Internal Audit at regular meetings and in executive sessions outside the presence of other management. Our Nominating and Governance Committee engages in regular discussions of environmental, legal, regulatory, public policy, and governance risks with our Vice President, Environmental, Safety and Health, our Chief Governance Officer, our Chief Administrative Officer, and our

General Counsel. In addition, our Compensation Committee oversees management’s compensation risk management activities, including an annual compensation risk assessment, and engages in regular discussions of compensation risk with our Vice President and Corporate Secretary.

COMMITTEES OF THE BOARD OF DIRECTORS, MEETINGS AND COMMUNICATIONS

The board performs a number of its functions through committees. All members and chairs of our Audit Committee, Management Development and Executive Compensation Committee, and Nominating and Governance Committee are independent directors under the current rules of the NYSE. Each committee’s charter expressly provides that the committee has the sole discretion to retain, compensate, and terminate its advisors. Current copies of the charters of our Audit Committee, Management Development and Executive Compensation Committee, and Nominating and Governance Committee are available on our website at www.templeinland.com.

Information about these committees follows:

Audit Committee: The responsibilities of the Audit Committee are to assist the board in its oversight of:

•	the integrity of our financial statements,

•	compliance with legal and regulatory requirements,

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the internal audit function and independent registered public accounting firm.

The Audit Committee is also responsible for preparing the report that the rules of the SEC require be included in the annual proxy statement.

The Audit Committee has the sole authority to retain and terminate any audit consultants or other professional advisors, including the independent registered public accounting firm. The board has determined that there is at least one Audit Committee financial expert serving on the Audit Committee, Mr. Heller, who is an independent director. In addition, the board has determined that all members of the Audit Committee are financially literate and independent as defined in the NYSE Corporate Governance Standards. The members of the Audit Committee following Dr. Carlton’s retirement in 2010 are Mr. Heller (Chairman), Ms. Carr, Dr. Faulkner, Mr. Reed, Mr. Smith, Mr. Temple, and Mr. Walker. The Audit Committee met 8 times in 2009.

Management Development and Executive Compensation Committee: The responsibilities of the Management Development and Executive Compensation Committee are:

•	review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and together with the other independent directors determine and approve the CEO’s compensation level based on this evaluation;

•	make recommendations to the board with respect to non-CEO executive officer compensation, incentive-compensation plans and equity-based plans that are subject to board approval;

•	review and discuss with management the Company’s compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC; and

•	prepare the disclosure required by Item 407(e) of Regulation S-K.

The Vice President and Corporate Secretary and the CEO recommend executive compensation amounts and programs to the Compensation Committee, except that the CEO does not participate in discussions regarding his own compensation. Hewitt Associates LLC, a compensation consultant, is engaged by the Compensation Committee to provide market data regarding executive compensation and advice about proposed compensation programs and amounts. The Compensation Committee obtains specific data from Hewitt upon request. The Compensation Committee also invites a Hewitt representative to attend meetings of the committee from time to time. The Compensation Committee meets with the Hewitt representative in executive session periodically. Once the full board approves any compensation recommendations of the Compensation Committee, administration of the compensation programs is delegated to the Vice President and Corporate Secretary.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant or other professional advisor. The members of the Compensation Committee are Dr. Draper (Chairman), Ms. Carr, Mr. Heller and Mr. Smith. The board has determined all of these directors are independent as defined in the NYSE Corporate Governance Standards. The Compensation Committee met 5 times in 2009.

Compensation Committee Interlocks and Insider Participation: There are no compensation committee interlocks among the members of the board, and no member of the Compensation Committee has a transaction reported under Certain Relationships and Related Transactions.

Nominating and Governance Committee: The responsibilities of the Nominating and Governance Committee are:

•	consider and make recommendations to the board of directors concerning the appropriate size, functions, and needs of the board of directors and identify and recommend candidates to fill positions on the board of directors;

•	recommend the director compensation program to the board;

•	develop and recommend to the board the corporate governance practices to be followed by the Company; and

•	oversee the evaluation of the board.

The Vice President and Corporate Secretary and the CEO recommend director compensation amounts and programs to the Nominating and Governance Committee. Hewitt is engaged by the Nominating and Governance Committee to provide market data regarding director compensation and advice about proposed director compensation programs and amounts. The Nominating and Governance Committee obtains specific data from Hewitt on an annual basis and at other times upon request. The Nominating and Governance Committee also invites a Hewitt representative to attend meetings of the committee from time to time. The Nominating and Governance Committee meets with the Hewitt representative in executive session periodically. Once the full board approves any director compensation recommendations of the Nominating and Governance Committee, administration of the compensation programs is delegated to the Vice President and Corporate Secretary.

The Nominating and Governance Committee has the sole authority to retain and terminate any search firms, consultants, lawyers, accountants, or other professional advisor. The members of the Nominating and Governance Committee (following Dr. Carlton’s retirement) are: Dr. Faulkner (Chairman), Mr. Reed, Mr. Temple, and Mr. Walker. The board has determined all of these directors are independent as defined in the NYSE Corporate Governance Standards. The Nominating and Governance Committee met 5 times in 2009.

Executive Committee: The Executive Committee may exercise all the authority of the board in the management of our business except:

•	matters related to the composition of the board,

•	changes in the Bylaws, and

•	certain other significant corporate matters.

The members of the Executive Committee are the Chairman of the Board, who serves as Chairman of the Executive Committee (Mr. Simons), the Lead Director (Dr. Draper) and the Chairman of each standing committee of the board. After the retirement of Dr. Carlton, the members of the Executive Committee are: Mr. Simons, Dr. Draper, Dr. Faulkner and Mr. Heller. The Executive Committee met one time in 2009.

Board Meetings: During 2009, the board of directors met five times. Each director attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he or she served. Health permitting, all board members are expected to attend our annual meeting of stockholders. In 2009, all board members attended the annual meeting of stockholders. The board holds regularly scheduled executive sessions of the board with only non-management directors present. A session with only independent directors was held in conjunction with each of the four regularly scheduled board meetings in 2009. The lead director, Dr. Draper, presided over the non-management executive sessions.

Communication with Directors: Stockholders and other interested parties may communicate with non-management directors by forwarding their written comments to an independent third party that has agreed to forward the comments to Dr. Draper, our Lead Director, with a copy to our General Counsel. The independent third party is The Network and such comments may be mailed to:

The Network
333 Research Court
Norcross, GA 30092
Attention: Call Center — Temple-Inland

Alternatively, interested parties may send comments to The Network at www.tnwinc.com/webreport.

Any changes in the Lead Director or the independent third party for purposes of communicating with the Lead Director after publication of this proxy statement will be posted on our website at www.templeinland.com.

DIRECTOR COMPENSATION

Our director compensation program is designed to recognize the time commitment and preparations required for directors to fulfill their responsibilities. Our program also aligns director compensation with stockholder returns. Alignment with stockholders is emphasized through stock ownership requirements and an annual restricted stock unit grant.

2009 Director Fee Schedule

Annual Retainer Fee		$70,000	Covers 5 board meetings and 5 meetings for each committee per year
Meeting Fee		$2,500	Each additional meeting in excess of 5 board meetings and 5 meetings for each committee per year
Lead Director Annual Retainer Fee		$20,000
Audit Committee Chairman Annual Retainer Fee		$20,000
Other Committee Chairman Annual Retainer Fee		$12,500
Committee Member Annual Retainer Fee		$7,500
Stock Option Grant		20,000	Upon initial election to the board
Annual Restricted Stock Unit Grant		$50,000	Payment deferred until retirement
Match for Deferring Fees in Lieu of Cash Payment		133%	Deferred until retirement
Matching Gift to Charity	Up to $	6,000	Funded by the Temple-Inland Foundation

2010 Director Fee Changes: To decrease the impact caused by mark-to-market accounting of directors’ deferred compensation based on changes in our stock price and to decrease the total director fees, the directors revised the director fee schedule beginning in 2010. The 133% match for deferral in stock was eliminated, and directors who defer will instead be paid interest at retirement equal to 120% of the quarterly applicable federal long-term rate published by the IRS. To maintain alignment with stockholders, the annual restricted stock unit grant was increased to $90,000. The Temple-Inland Foundation has reduced its matching gifts for directors effective in 2010 to $3,000 maximum per year.

Initial Stock Option Grant: Directors receive a grant of 20,000 options at the time of their initial election to the board. Options are granted at fair market value on the grant date, which is the date of the board meeting at which the director is elected. The option vests in three installments: 8,000 shares on the first anniversary, 8,000 shares on the second anniversary, and 4,000 shares on the third anniversary of the date of election. The option term is ten years. We do not have any program, plan or practice to time option grants to our directors in coordination with the release of material non-public information. We do not set the grant date of stock option grants to new directors in coordination with the release of material non-public information. We do not time our release of material non-public information for the purpose of affecting the value of director compensation.

Stock Ownership Guidelines: Directors are required to hold Temple-Inland stock valued at five times their annual retainer fee under the board’s stock ownership guidelines within five years of their election to the board. This stock ownership policy is contained in our Corporate Governance Guidelines, which are available on our website at www.templeinland.com. Shares of stock owned by the directors and their immediate family members count toward this requirement. Restricted stock units also count toward this requirement. All our independent directors, except Mr. Walker who just joined our board in 2008, currently meet these ownership requirements.

Fee Deferral Plan: Through 2009, directors participated in a fee deferral plan that encouraged stock ownership by granting a match of 133% in the form of restricted stock units on amounts deferred until retirement. The number of restricted stock units was determined by dividing the deferred amount by the fair market value of Temple-Inland’s stock on the date deferred. Dividend equivalents are credited on the restricted stock units equal to the amount of dividends Temple-Inland pays on its common stock. Dividend equivalents are paid to the directors in cash. At retirement, the director will receive stock for fees deferred through 2005 and cash for fees deferred beginning in 2006 in payment of the restricted stock units. Cash payments will be based on the fair market value of the stock on the payment date. Fair market value in all cases is equal to the closing price of Temple-Inland stock on the NYSE on the applicable date. The director does not get any payment until retirement. Payment may be taken in a lump sum or in up to fifteen annual installments. Directors may retire at any time, but must retire by the annual meeting following their 72nd birthday. Effective January 1, 2010, the match has been eliminated. Fees deferred after that date will accrue interest payable at retirement equal to 120% of the quarterly applicable federal long-term rate published by the IRS.

Frozen Retirement Plan: There is no retirement plan for directors except for a plan that was discontinued in 2000. Under that plan, the following directors will receive at retirement $35,000 per year for the following number of years as a retirement benefit: Mr. Reed — 1 year and Mr. Temple — 17 years. Retirement benefits will be paid to the surviving spouse if the director does not live to receive the full payment, and terminate if the spouse does not live to receive the remaining payment. This plan was discontinued in 2000 and no additional accruals are made under this plan.

Change in Control Provision: Both the directors’ fee deferral plan and the frozen directors’ retirement plan contain provisions for accelerating payment in the event the director’s service terminates due to a change in control, along with a gross-up provision in the event the director is required to pay excise tax on the accelerated payment.

Charitable Contributions: Directors are eligible for the Temple-Inland Foundation’s matching gifts program, which matched donations made by employees and directors in 2009: 3-for-1 for the first $1,000; 2-for-1 for the next $1,000; and 1-for-1 for the next $1,000, for total possible matching donations of up to $6,000 per person. Beginning in 2010, donations will only be matched 1-for-1 up to the maximum match of $3,000.

Insurance and Indemnification: Directors are covered under our business travel accident insurance policy for $100,000 while traveling on our business. Directors are also covered under our director and officer liability insurance policies for claims alleged in connection with their service as a director. We have entered into indemnification agreements with each of our outside directors agreeing to indemnify them to the fullest extent permitted by law for claims alleged in connection with their service as a director.

2009 Director Compensation: All of our directors elected to defer their 2009 fees until retirement. Messrs. Simons and Maley receive no compensation for their services as directors other than their employee pay. We computed the value of fees earned by our directors using SEC rules which require us to calculate the value of the restricted stock units acquired through deferral of fees and match using the stock price on the date the fees are earned. However, directors do not receive any payment of the deferred fees or match until they retire. At retirement, a director receives actual shares of common stock and cash equal in value to the restricted stock units held in his or her account. The value of the shares and cash to be paid at the time the director retires may be different than the value of restricted stock units awarded at the time the fee is earned. The following table shows the compensation our directors received for 2009:

		2009 DIRECTOR COMPENSATION
	Fees Earned or		All Other
Name	Paid in Cash(1)	Stock Awards(2)	Compensation(3)	Total

Donald M. Carlton	$154	$271,196	$6,000	$277,350
Cassandra C. Carr	$123	$247,927	—	$248,050
E. Linn Draper, Jr.	$141	$288,684	—	$288,825
Larry R. Faulkner	$123	$247,927	—	$248,050
Jeffrey M. Heller	$166	$294,484	—	$294,650
W. Allen Reed	$115	$242,110	—	$242,225
Richard M. Smith	$123	$247,927	$6,000	$254,050
Arthur Temple III	$123	$247,927	$6,000	$254,050
R.A. Walker	$123	$247,927	—	$248,050

(1)	Director fees were converted into stock units and any left over balances were paid in cash.

(2)	Includes the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codificationtm (FAS ASC Topic 718 — Stock Compensation), applying the same valuation model and assumptions used for financial reporting purposes as outlined in Note 10 to our consolidated financial statements contained in our 2009 Annual Report, disregarding the estimate of forfeitures related to service-based vesting conditions. The fees shown in Stock Awards consist of fees that were earned in 2009 but deferred until retirement. The deferred fees earned a match of 133% and were converted into restricted stock units. At year end 2009, the directors held the following aggregate number of restricted stock units in the Fee Deferral Plan:

Deferred Restricted
Director	Stock Units

Donald M. Carlton	90,959
Cassandra C. Carr	75,641
E. Linn Draper, Jr.	88,555
Larry R. Faulkner	69,752
Jeffrey M. Heller	96,204
W. Allen Reed	96,118
Richard M. Smith	63,769
Arthur Temple III	90,624
R.A. Walker	29,424

At fiscal year end, the directors held the following aggregate number of stock options: Donald M. Carlton — 20,000, Cassandra C. Carr — 20,000, E. Linn Draper, Jr. — 20,000, Larry R. Faulkner

— 20,000, Jeffrey M. Heller — 20,000, W. Allen Reed — 13,000, Richard M. Smith — 20,000, Arthur Temple III — 12,000, and R. A. Walker — 20,000. Expiration dates for these options range from 2010 through 2018. To see option exercise prices, vesting dates, and terms for each director’s options, you may look at his or her latest Form 4 under Investor Relations, SEC Filings, on our website at www.templeinland.com.

(3)	The amounts in All Other Compensation consist of matching charitable donations of $6,000 made by the Temple-Inland Foundation.

COMPENSATION MATTERS

REPORT OF THE MANAGEMENT DEVELOPMENT
AND EXECUTIVE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended that it be included in the Company’s Annual Report on Form 10-K for the year 2009 and in this proxy statement.

E. Linn Draper, Jr., Chairman
Cassandra C. Carr
Jeffrey M. Heller
Richard M. Smith

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

We delivered strong relative operational and financial performance in 2009, despite continued tough economic conditions. 2009 highlights included:

•	Our total return to stockholders was 363%, outpacing our peer group

•	We reduced debt by $482 million, significantly strengthening our balance sheet, lowering our interest expense and providing additional financial flexibility

•	Corrugated Packaging earned a record $347 million

•	Corrugated Packaging return-on-investment (ROI) was 16.5%

•	Building Products generated positive EBITDA of $17 million, a $9 million improvement over 2008 despite a 39% decline in housing starts

•	General and administrative expenses (not included in our segments) were down 8% (following a 24% reduction in 2008)

During the year, the Compensation Committee continued to review our compensation philosophy to ensure that it provides appropriate incentive and reward based upon its pay-for-performance objectives focused on maximizing ROI and profitably growing our business. As more fully described below, the executive compensation programs in place during 2009 operated as intended. For example, our record earnings and ROI in our corrugated packaging business resulted in our corrugated packaging business executives being awarded short-term incentive compensation at the high-end of the range. In addition, due to a disciplined debt reduction effort and our operational successes, management has significantly strengthened our financial position for the continued uncertain economic environment and enabled a focus on future growth. We attribute a significant portion of our success to the incentive programs that were designed to pay for performance and to align our executives’ interests with those of stockholders.

As we move forward, the Compensation Committee understands the continued uncertain economic environment and the challenges that this environment may create with respect to executive compensation. The Compensation Committee will continue to monitor trends and developments to ensure that we provide the appropriate incentives to drive performance and attract and retain top executive talent.

The Compensation Committee believes that the total compensation program does not encourage management to take excessive risks and serves the stockholders’ best interests; it includes an appropriate balance of short- and long-term performance periods, significant stock ownership and extended vesting schedules. In combination, we believe that these elements tie our executive compensation to our sustained long-term performance.

What is our compensation philosophy?

Our two key objectives at Temple-Inland are to maximize ROI and profitably grow our business. Our compensation program is designed to attract and retain our executives, and appropriately motivate and reward them for maximizing ROI and profitably growing our business. It is also designed to be transparent, easy to explain and easy to understand.

We are focused on maximizing ROI because we fundamentally believe there is direct correlation between ROI and stockholder value. We will look for opportunities to profitably grow our business because we can create additional value for stockholders through disciplined growth focused on ROI. We believe accomplishing these objectives creates value for our stockholders.

What are the elements of our compensation program?

The elements of our compensation program and their purposes are:

Compensation Elements	Primary Purpose

Salary	Attract and retain
Health & Welfare Benefits	Attract and retain
Change in Control Agreements	Attract and retain
Annual Incentive Award	Motivate and reward performance
Long-term Incentives	Motivate and reward performance
Retirement & 401(k) Benefits	Attract and retain; reward performance

Salaries are paid in cash to attract or retain executives. Health and welfare benefits are standard in our industry and also serve to attract or retain executives. In our industry, it is standard to provide change in control agreements and they are necessary to attract and retain talent in our ever-consolidating industry. Change in control agreements help ensure that our executives continue to work in the best interest of our stockholders and help alleviate concerns during any potential change in control situations that might otherwise lead our executives to work somewhere else.

Incentive cash awards are considered on an annual basis and reward short-term performance based primarily on consolidated ROI for corporate executives or segment ROI for segment executives. Long-term incentives reward long-term performance and align our executives’ interests with stockholders. Both cash annual incentive awards and long-term incentive awards are designed to align the executives’ interests with our business strategy and motivate performance to maximize ROI. Long-term incentive awards also help retain executives because they contain forfeiture provisions if the executive terminates employment other than for retirement, death, disability, or change in control. Retirement benefits help to retain executives and reward long-term service. Retirement benefits also reward performance because our formulas include both base salary and annual incentive award in calculating average pay for pension purposes.

How is each element of compensation determined?

Generally speaking, each element of compensation is evaluated independently to determine whether it is competitive within our industry, or within the market as a whole.

Once a year, the Compensation Committee views a tally sheet that shows all elements of compensation for each named executive officer. The entire board is also furnished with tally sheets for the named executive officers, and makes all decisions concerning the CEO’s pay.

Although the Compensation Committee has not established specific preset allocation formulas to determine the proportion of each element of compensation in relation to other elements, it generally tries to maintain a balance between the different elements:

Compensation Elements	Performance Measure	Measurement Period

Salary	Continued service subject to annual evaluation	1 Year
Annual incentive award	ROI and lowering cost/profitable growth	1 Year
Long-term incentives
Restricted stock units	Time vested with minimum ROI threshold	3 Years
Performance stock units	ROI vs. Peers	3 Years
Options	Stock price	10 Years
Retirement benefits	Dependent on salary and annual incentive awards	Career
Health & welfare benefits	None	None
Change in control agreement	None	None

Year to year, the exact allocation between elements may vary, but the overall mix is strongly weighted to pay-for-performance in accordance with our philosophy. For Mr. Simons, over 80% of his 2009 compensation was performance related:

How are salaries determined?

To ensure that our compensation remains competitive, the Compensation Committee from time to time reviews information from Hewitt’s independent survey of comparative companies. Because the market for executive talent extends beyond any particular industry, the survey data includes both companies in our industry as well as companies outside our industry. For example, in 2009 the group of comparative companies consisted of: AbitibiBowater Inc., Appleton Papers Inc., Ball Corporation, Boise Inc., Domtar Corp, Georgia Pacific Corporation, Glatfelter P H Co, Graphic Packaging Holding Co, International Paper Company, Martin Marietta Materials, Inc., MeadWestvaco Corp, Mercer International Inc., Neenah Paper Inc, Owens Corning, Packaging Corp of America, Pactiv Corporation, PPG Industries, Inc., Rock-Tenn Co, Smurfit Stone Container Corp, Sonoco Products Company, Trinity Industries, USG Corporation and Verso Paper Holdings LLC. Our performance peer group and Hewitt’s comparative group overlap but are not identical due to practical considerations related to the availability of financial data versus compensation data. At the request of the Compensation Committee, Hewitt uses data from these companies to establish the relationship between revenues and compensation from which a market value of pay can be calculated for a specific revenue size, using a statistical technique known as regression analysis. Salaries are reviewed annually and are paid in cash. In making its discretionary salary decisions, the Compensation Committee emphasizes the executive’s experience, responsibilities, and performance, along with relative rank to other executives for internal pay equity. No specific formula is applied to determine the weight of each factor and no specific targets are applied. The Compensation Committee has historically followed a policy of using annual incentive awards rather than base salary to reward outstanding performance.

2009 Salary Review

Our named executive officers did not receive a salary increase in 2009, partially due to the uncertain economic environment and because surveys indicate base salaries for most of our named executive officers were generally at or above the mid-ranges of the applicable comparative companies.

How are annual incentive awards determined?

Annual incentive awards are paid in cash based on overall ROI for corporate executives and segment ROI (adjusted downward for overhead) for segment executives under a stockholder-approved plan. The plan also allows the Compensation Committee to factor in pre-established performance objectives focused on lowering cost and profitable growth. For Section 162(m) purposes, a potential maximum annual incentive award of 250% of target is payable under the plan for positive ROI. The annual incentive award for any executive will not exceed 250% of the executive’s target annual incentive award. For the CEO and President, target is 125% of salary. For all other executives, target is 100% of salary. The Compensation Committee retains the discretion to reduce the size of any annual incentive award.

The level of ROI performance necessary for paying the threshold, target and maximum levels is set by the Compensation Committee annually and is not subject to adjustment by management. The following schedule was used by the Compensation Committee in making its ROI component payment determinations for 2009:

	Threshold	Target	Maximum
ROI	1%	9.0%	14.0%
Annual Incentive Award expressed as a % of Target	10%	100%	200%

The Compensation Committee may also pay up to an additional 100% of the target annual incentive award amount for satisfactory achievement of qualitative objectives focused on lowering cost, profitable growth, and promoting a high performance culture focused on our values set forth on our Vision/Mission/Values statement. The total of the ROI component and the qualitative component together may not exceed 250% of the target annual incentive award.

2009 Performance Results

ROI Component

In 2009, Temple-Inland had an ROI of 7.0%, up from 4.5% in 2008. Messrs. Simons, Maley, and Levy received a 78% of target annual incentive award under the ROI component of the program ($760,500, $609,375 and $331,500, respectively). The Corrugated Packaging segment had ROI of 16.5%, and Messrs. Norton and Vesci received an annual incentive award of approximately 200% of target ($700,000 each).

Qualitative Component

In addition, we lowered our costs significantly and profitably grew the Company in 2009:

• Driving for low costs

We began to reap the benefits of our box plant transformation in 2009. This effort has resulted in fewer plants, fewer machines and fewer people, and reduced our cost by $70 million per year.

In Building Products, we reduced our costs by 18% in 2009. As a result, we generated positive EBITDA in this business despite historic low housing starts.

We also reduced our general and administrative expenses (not included in our segments) by 8% in 2009 following a 24% reduction in 2008. Our ratio of selling, general and administrative expense to total cost ratio was 8.4% for the first 9 months of 2009, compared with an industry average of approximately 10.6%.

• Profitably Growing our Business

In July 2008, we acquired the remaining 50% interest in Premier Boxboard Limited. In 2009, we successfully integrated the mill into our system and have realized annual synergies from improving the mill’s productivity and reducing costs of over $20 million, well above target. We produced approximately 130,000 tons of white-top linerboard at this mill in 2009 which we have historically purchased from competitors, adding another $30 million to earnings. The benefits from our acquisition of PBL have exceeded our expectations.

In Building Products, we grew our market share in all products and expanded the market for GreenGlasstm — our fiberglass-faced gypsum sheathing product introduced in 2008. This product is used in commercial applications under a broad range of exterior veneers and has an exceptionally high level of recycled content.

Based on these specific achievements and the general achievements outlined in the Executive Summary, the Compensation Committee granted an additional qualitative award of $640,000 each to Mr. Simons and Mr. Maley. Total annual incentive awards are shown in the Non-equity Incentive Plan Compensation column in the Summary Compensation Table.

How are the long-term incentive awards determined?

Historically, our long-term incentive awards have included:

•	Stock options

•	Restricted stock units (RSUs)

•	Performance stock units (PSUs)

The Compensation Committee considers previous grants, tenure, and relative responsibilities of the executive in determining size of awards. In the case of a new key executive, or an executive assuming new responsibilities, an initial grant may be made above usual annual levels. Using its discretion, the Compensation Committee establishes a dollar value for the stock awards in consultation with Hewitt after reviewing competitive market data for similar executives at other companies inside and outside the paper and forest products industries, as well as relative rank to other executives for internal pay equity. This dollar value includes a performance component and may be above the mid-range of what other companies may offer in any given year; no specific targets are applied.

2009 Annual LTI Awards

At the beginning of 2009, we, our peers and the market in general experienced very depressed stock prices. We considered the impact our low stock price would have on our annual long-term incentive grants, which are made at our February board meeting each year. The low stock price would require an increased number of shares to be issued to approximate the same value as in prior years, and would exceed the number of shares available under our stock plan.

The low stock price would also increase the accounting volatility of our cash-settled restricted stock units as our stock price rebounded, since these units are marked- to-market each quarter. To mitigate these effects, we adjusted the mix and terms of our long-term incentive grant for 2009 as follows:

• We reduced our nonqualified option grants from 50% to 15% of the long-term incentive value to be awarded to reduce the number of shares required.

•      As planned, we resumed the use of performance stock unit grants in 2009. The PSUs pay 100% for top quartile ROI ranking against our performance peer group, 75% for second quartile ranking, and 0% for bottom half ROI ranking. The PSUs are payable in cash, so there is no dilution to stockholder value. Although they are payable based on the stock price, and therefore subject to accounting volatility, we felt it was important to maintain alignment to stockholder values for this component of the compensation award. PSUs equal 35% of the long- term incentive value awarded.

•      Instead of restricted stock units, we issued fixed- value restricted unit awards equal to 50% of the long-term incentive value to be awarded. These awards were not tied to the stock price. This helped us avoid the potential for a large accounting impact when the stock price recovers, and at the same time provided a stable measure of retention value for our executives. As in prior years, our restricted unit awards have threshold ROI criteria to maintain their deductibility under IRS Section 162(m). Given the uncertain market, we added relative ROI criteria compared to the peer group as an alternative criteria.

In a non-management executive session of our board, our directors expressed concern that our consistent relative outperformance of our peers made our executives attractive candidates for recruitment by competitors. At its August meeting, the Compensation Committee evaluated the retention value of our long-term incentives and the retention value of our executive retirement program, which is most effective as executives begin to approach retirement eligibility. To strengthen the retention value and bridge the gap between the existing long-term incentive vesting cycle and the vesting of the SERP, the board granted a special fixed-value performance award to four key officers: $2.5 million to the CEO, $2 million to the COO, and $1 million each to the Group Vice Presidents over our Corrugated Packaging segment. The awards are payable in cash if threshold ROI criteria is attained over the second half of 2009 and 2010, 2011, and 2012 to preserve our tax deduction under Section 162(m). The awards are payable in one-third installments in 2013, 2014, and 2015 if the executives remain employed through the payment dates (or age 65 if earlier).

What are the material terms of the stock awards?

The stock awards have the following terms:

Non-qualified Options	Options are granted at fair market value on the date of grant, become exercisable 25% each year over four years, provide for accelerated vesting upon retirement, disability, death, or if there is a change in control, and expire in ten (10) years. Income tax withholding may be paid with exercised shares. The exercise price is the closing price of Temple-Inland stock on the NYSE on the grant date.
Restricted Stock Units	Restricted stock units vest on the third anniversary from the date of grant if Temple-Inland has either (i) an ROI of at least one percent (annualized) over the three-year award period or (ii) an ROI over the award period that falls within the top three quartiles as compared to the peer group. RSUs are settled in stock or cash based on the closing price of Temple-Inland stock on the NYSE on the vesting or payment date as specified in the award agreement. RSUs provide for accelerated or continued vesting upon retirement, disability, death, or if there is a change in control of Temple-Inland. In 2009, in lieu of RSUs, the Compensation Committee granted fixed-value restricted units that are paid in cash in a fixed amount set on the grant date.
Performance Stock Units	Performance stock units are restricted stock units that vest 0%, 75%, or 100% on the third anniversary from the date of grant depending on our ROI during the three years beginning in the year of the grant compared to the peer group ROI. If performance is in the top quartile, then there is a 100% payment and if in the second quartile, then there is a 75% payment. No payment is made if performance is below the top half compared to the peer group. Performance stock units also provide for accelerated or continued vesting upon retirement, disability, death or if there is a change in control. All grants are payable in cash.

ROI, for purposes of our long-term incentive performance criteria, is defined as set forth in Item 6 of our 2009 Form 10-K. Our long-term incentive plan provides for equitable adjustment in the event of stock splits or other equity restructurings. Awardees generally receive the same adjustment stockholders receive.

We chose our peer group by including the companies that compete with us for capital from equity and debt investors. Within the S&P Paper & Forest Products group, we excluded any companies that are not SEC registrants, since their financial data is not publicly available. We also excluded timber companies, since we sold our timberlands, and single product building products companies since they do not principally manufacture paper. Our peer group consists of North American papermakers/converters, some of whom also manufacture some building products or make some grade of paper and manufacture a portfolio of building products or make some grade of paper and manufacture a portfolio of building products, as follows: AbitibiBowater Inc.; Appleton Papers Inc.; Boise Inc.; Canfor Corporation; Caraustar Industries Inc.; Cascades Inc.; Catalyst Paper; Domtar Corporation; Glatfelter; Graphic Packaging Holding Co.; International Paper Company; MeadWestvaco Corporation; Mercer International Inc.; Neenah Paper Corp.; Newark Group, Inc.; NewPage Corp.; Packaging Corporation of America; Rock-Tenn Co.; Smurfit-Stone Container Corporation; Verso Paper Corp.; Wausau Paper Corporation; and West Fraser Timber Co. Ltd. The Compensation Committee will periodically adjust the peer group to reflect mergers, consolidations, and similar restructurings.

Do we pay dividends on RSUs and PSUs? If so, why?

Dividends are not paid on fixed-value restricted units. Dividends are only paid on RSUs and PSUs if the underlying awards are earned to further align interest with stockholders and provide a retention device.

Do executives have to meet stock ownership guidelines?

Yes. The Compensation Committee adopted minimum stock ownership guidelines as follows:

Position	Multiple of Salary

Chief Executive Officer	5x
Other Named Executive Officers	3x

Shares owned by the executive and their immediate family members count toward the ownership guidelines. Shares held in the 401(k) plan and RSUs and PSUs also count toward the total. Options do not count until they are exercised. Executives have five years from hiring or pay increases to meet the guidelines.

Our named executive officers hold in excess of these required amounts. Our compensation program is structured so that approximately 75% of our executive pay is long-term in nature. To further our executives’ long-term focus, we changed our vesting provisions in 2009 so that when an executive retires, the last 2 years’ awards of restricted units and performance stock units before retirement will be payable one year after retirement for one award, and two years after retirement for the last award, dependent on achievement of applicable performance criteria. Both our CEO and COO purchased shares in open market transactions in 2009.

Are there mandatory holding periods for stock acquired through exercise of options?

Yes. Our executive officers are required to hold 100% of the net shares acquired through the exercise of options until they meet our ownership guidelines. The Compensation Committee maintains discretion to reduce or eliminate future long-term incentive awards for an executive who is not making adequate progress toward meeting the stock ownership guidelines or does not retain the required level of net shares acquired through the exercise of options.

Are gains from prior stock awards considered in setting other benefits such as retirement?

No. Gains from exercising stock options and the vested value of long-term incentive awards are not considered in setting other benefits such as life insurance, disability benefits, or retirement benefits.

How many more shares can be issued under our long-term incentive plans?

The following table sets forth information as of the end of 2009 related to compensation plans under which our shares may be issued:

			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities		Under Equity Compensation
	to be Issued Upon	Weighted-Average Exercise	Plans (Excluding Securities to be
	Exercise of	Price of Outstanding	Issued Upon Exercise of
	Outstanding Options,	Options, Warrants and	Outstanding Options, Warrants
Plan Category	Warrants and Rights(1)	Rights	and Rights)

Equity compensation plans approved by security holders	7,874,322	$15	0
Equity compensation plans not approved by security holders	None	None	0
Total	7,874,322	$15	0

(1)	Includes 7,874,322 options outstanding, of which 7,316,920 relate to our employees and have a weighted average term of 7 years and 557,402 relate to employees of spun-off entities Guaranty Financial Group Inc. and Forestar Group Inc., and have a weighted average term of 5 years. Of the

7,316,920 related to Temple-Inland employees, this figure includes 143,446 shares payable to directors for deferred fees and 14,672 stock-settled restricted stock units that related to deferred annual incentive awards and deferred vested restricted shares that could not be paid out until after retirement due to Code Section 162(m) policy.

Do we have a deferred compensation plan?

No. We eliminated our deferred compensation program in 2009.

Do we provide qualified retirement benefits to executives?

Yes. Our named executive officers receive the same tax-qualified retirement benefits as other salaried employees. The Compensation Committee and the board had multiple discussions over a period of several years about whether to continue our defined benefit retirement plan or to change to a defined contribution plan. Following a review of paper industry trade association data and data provided by our actuary, and extensive analysis by our human resources, finance and accounting departments, the board in 2007 approved a continuation of our defined benefit retirement plan with a simpler formula for new hires. In addition, early retirement subsidies were reduced and other cost-saving measures were adopted for newly hired employees effective January 1, 2008. We believe a defined benefit plan offers a competitive advantage in recruiting new executives and is no more costly than a defined contribution plan. Executive officers and other employees hired prior to January 1, 2008 receive the better of the old or the new formula. Only salary and annual incentive awards are taken into account for retirement formula purposes.

Do we offer a Supplemental Executive Retirement Plan (SERP)?

Yes. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined benefit retirement plan. In 2009, this limit was $245,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined benefit plan due to these limitations are paid under a SERP, which is not a tax-qualified plan.

The SERP also provides unreduced retirement at age 60 with 15 years of service for certain designated executives, including Mr. Simons, Mr. Maley, and Mr. Levy. Under this plan, the designated executive’s retirement benefits from all retirement plans will be at least equal to 50% of the executive’s final average compensation for the highest five years out of the last ten years of employment. Benefits are reduced for early retirement, which may be taken at age 55 with 15 years of service, by 5% for each year prior to age 60. Benefits are paid in a lump sum amount. The lump sum is calculated based on the 30-year Treasury rate set in November of the year prior to retirement.

The SERP is unfunded and subject to acceleration of payment in the event of a change in control. The SERP is a valuable incentive to attract executives. It is also a valuable retention tool for existing executives who must meet service criteria to qualify for the plan.

Can executives retire early?

Yes. An employee may retire at age 55 or later if the employee has five years of service, but benefits are reduced for each year before age 62 by factors ranging from 3% to 6% based on years of service under the tax qualified plan and regular SERP.

Do we grant extra years of credited service under our retirement plan?

No. Extra years of credited service are granted only under our change in control agreements and our CEO employment agreement but not for any other reason.

Do executives participate in a 401(k) plan?

Yes. We offer the same 401(k) plan to all of our salaried and non-union hourly employees. For each dollar that an employee contributes to his or her 401(k) savings account, we contribute a match of $1 up to

3% of the employee’s compensation. For each $1 that an employee contributes of his or her next 3% of pay, we contribute 50 cents. The match vests after 2 years of employment.

Do we offer health and welfare benefits?

Yes. We offer the same health and welfare benefits to all salaried employees. These benefits include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance, dependent care spending account, health care spending account, health savings account, and other similar benefits. Because these benefits are offered to a broad class of employees, the cost is not required by SEC rules to be included in the Summary Compensation Table. The named executive officers pay more for their medical benefits than other employees who receive less compensation. Executives and other salaried employees may participate in a post-retirement health plan that provides access to health coverage. We pay a one-time contribution equal to $600 per year of service up to 2004 under a frozen plan for this coverage. Once the employee exhausts this contribution, he or she must pay the full cost for coverage.

Do we offer employment agreements?

Occasionally we sign a letter agreement with a new executive upon hiring which generally does not cover more than the first year’s pay and annual incentive award. Except for Mr. Simons, none of our other named executive officers has an employment agreement. We entered into the agreement with Mr. Simons in 2007 upon his election as CEO, after careful study and review of Hewitt data concerning terms applicable to CEOs in the general marketplace. The term of Mr. Simons’ agreement is three years, but it is automatically extended by one year on each anniversary unless notice of nonrenewal is given at least one year in advance of such anniversary date. During the term of the agreement, Mr. Simons will receive a base salary which may not be reduced below its level at the time the agreement was initially entered into ($780,000) or any increase subsequently granted. He will be eligible for a performance-based annual cash incentive award, employee benefits, equity (long-term incentive plan) grants, and other perquisites. Other perquisites consist of use of the Temple-Inland aircraft (subject to imputation of income under IRS regulations) and umbrella insurance, all on terms substantially no less favorable than in effect prior to the effective date of the agreement. The performance-based annual incentive award program is entirely within the discretion of the Compensation Committee, except that it shall be substantially no less favorable than the program in effect prior to the effective date of the agreement. Under his agreement, our CEO receives no severance if he is terminated with cause and forfeits any unvested long-term incentives. If we terminate him without cause, our CEO agrees not to compete in our industry for two years and not to recruit our executives, which we think is critical given our success in executing our strategy and the quality of our management team. We think it is only fair to pay him under that circumstance since he is not allowed to work, and to vest the long-term incentives that he would otherwise forfeit. We added performance criteria to these awards in 2009 to preserve our tax deduction for this compensation under Section 162(m).

Do we offer any severance benefits for executives whose employment terminates?

No. We do not have a plan or policy to provide severance benefits to executives whose employment terminates. Generally speaking, severance is a matter that is individually negotiated with the executive and the amount depends on the circumstances of his or her departure. The CEO is the only executive who has an employment agreement with pre-established severance benefits, other than the change in control agreements discussed below. In return for the post-employment benefits, the CEO agreed not to compete with our Company for two years after his departure.

Do we have a policy on “clawback” of compensation?

If an executive leaves under circumstances that call into question whether any compensation amounts paid to him or her were validly earned, we would pursue any legal rights we deemed appropriate under the circumstances. Clawback provisions will also be included in all awards under our 2010 Incentive Plan. Under the clawback provision, the board may require an employee to repay the portion of any annual incentive awards and long-term incentive awards that was not earned due to a restatement of our financial statements. If the employee’s fraud or misconduct was a significant contributing factor to the restatement, all outstanding long-term incentive awards may be cancelled.

Do we offer Change In Control Agreements?

Yes. All of the named executive officers hold change in control agreements. During a potential change in control, we do not want executives leaving to pursue other employment out of concern for the security of their jobs. As a retention incentive, we offer change in control agreements that provide severance benefits to executives whose employment terminates as a result of a change in control. These agreements contain a double “trigger,” meaning that severance is payable only if an executive’s employment is terminated within two years following a change in control event. Termination of employment is deemed to occur if the executive terminates employment for a “good reason” such as a substantial reduction in the executive’s base salary or failure to provide benefits substantially similar to the material benefits enjoyed by the executive immediately prior to the change in control. We evaluated these agreements and found them to be competitive in their terms compared to our paper industry peers. Vesting of long-term incentive compensation is accelerated when there is a change in control event in some cases with and in some cases without termination of the executive depending on the nature of the event. In some cases, the event itself triggers the vesting to allow executives to exercise and vote their shares. In our opinion, these agreements are necessary to ensure attraction and retention of executives in our industry, which has experienced ongoing consolidation. In 2008, our Compensation Committee adopted a new form of change in control agreement for any new executive that does not include a gross-up provision. Legacy agreements issued prior to 2008 do contain gross up provisions. If an executive loses his or her job following a change in control event that meets certain IRS criteria, the executive must pay an additional 20% excise tax simply for collecting the pay that is due. The gross up makes the executive whole by paying the 20% tax amount. It does not pay the executive’s normal income taxes. Due to the IRS’s change in a long-standing Section 162(m) position, we made minor modifications to our change in control agreements with our named executive officers and our CEO employment agreement to preserve our tax deduction under Section 162(m). These modifications were cost neutral to the Company, consisting of a covenant not to terminate named executive officers at the request of an acquirer before a change in control is consummated, and the addition of threshold performance criteria to our CEO’s employment agreement.

What are our governance practices regarding compensation?

Again this year, we performed a risk assessment of our executive compensation programs. Our programs are transparent, administered with good governance, and do not encourage our named executive officers to take unnecessary and excessive risks that threaten the value of our Company. This year we also performed a risk assessment of compensation programs for general employees and did not note any concerns that were reasonably likely to have a material adverse effect on the Company.

Our governance practices divide responsibility for compensation oversight into three levels:

Stockholders:	Stockholders approve all stock incentive plans. We do not have any stock plans that are not stockholder-approved.
Board and Compensation Committee:	The Compensation Committee, composed entirely of independent, outside directors, establishes and administers compensation programs and philosophies. The Compensation Committee ensures that stockholder-approved plans are administered in accordance with good governance practices and stockholder intent. The Compensation Committee is responsible for approval of salaries, annual incentive awards and long-term incentive compensation paid to executive officers, bonus pools for non-executive employees, retirement formulas for executive officers, and employment and change in control agreements. The full board reviews tally sheets for the NEOs, evaluates CEO performance, approves CEO pay, approves succession plans, and acts on recommendations of the Compensation Committee.
Management:	Management approves health and welfare programs for all employees, divides bonus pool amounts approved by the Compensation Committee into individual employee bonuses, approves any retirement plan changes and formulas other than those for executive officers, and administers all employee benefit and incentive plans on a day-to-day basis. Within management, the CEO and Vice President and Corporate Secretary serve as liaisons with the Compensation Committee.

What are the roles of executive officers in determining compensation?

Our Compensation Committee establishes and administers compensation programs and philosophies. Our Vice President and Corporate Secretary and CEO work closely with the Compensation Committee and recommend executive compensation amounts, except that the CEO does not participate in discussions regarding his own compensation. These executives consult with the other executive officers about compensation amounts for executives and other employees who report to them. The Compensation Committee has final approval of all compensation amounts or formulas applicable to benefit plans in which executive officers participate.

The Compensation Committee establishes and approves bonus programs for non-executive employees and approves the aggregate amount of bonus pools for each business segment. Each executive officer recommends individual bonus amounts for employees under his or her direction, and the executive officer in charge of the applicable business segment approves the individual amounts.

The Compensation Committee approves all stock award recipients and the amount of each award. No executive is involved in setting the exercise price of the awards.

The Compensation Committee has delegated to the CEO the responsibility for approving health and welfare programs for all employees. Executive officers participate in the same health and welfare programs as other salaried employees. Our health programs require executives who earn more to pay more for their benefits.

The Compensation Committee has also delegated to certain of our executive officers the responsibility to maintain the tax qualification status of the retirement and 401(k) plans, to approve retirement and 401(k) plan provisions and formulas applicable to employees who are not executive officers, and to oversee the administration of all of the plans.

In addition, an investment committee, whose members are executive officers, oversees the investment of retirement plan assets and 401(k) plan fund choices. The investment committee reports annually to the board.

What are our stock option governance practices?

Our policy for setting the timing of stock option grants does not allow executives to have any role in choosing the price of their options or other stock awards. We do not “back date,” “spring load” or reprice options or other stock awards. Our general practice is to make annual grants each year at the February board meeting. The Compensation Committee approves awards, including the specific number of shares granted to specific individuals, which are ratified by the full board and valued at the closing price of our common stock on the NYSE on the grant date. On occasion, newly hired high-level employees may be granted awards by the Compensation Committee in connection with the start of their employment other than at the February board meeting. Any such grants are ratified by the full board and are priced at the closing price of our common stock on the NYSE on the date of the board meeting at which the award is approved. We do not have any program, plan or practice to time option grants or other stock awards in coordination with the release of material non-public information nor do we time the release of material non-public information for the purpose of affecting the value of executive compensation.

How is the CEO’s performance evaluated? Who determines CEO pay?

The independent members of the board complete an evaluation of the CEO each year, which is compiled confidentially by Hewitt and provided to the Compensation Committee. Factors evaluated include ROI, profitable growth of our business, lowering costs and other financial and non-financial performance measures and objectives, including leadership, ethics, strategic planning, financial results, succession planning, human resources/EEO, communications, external relations, and board relations.

The Compensation Committee recommends CEO pay to the independent board members who determine CEO pay with assistance from Hewitt. The Compensation Committee discusses CEO pay in executive session and reports its recommendations to the independent members of the board. The independent members of the board approve all actions related to the CEO’s compensation.

Does the Compensation Committee use a compensation consultant?

Yes. The Compensation Committee engaged Hewitt as its compensation consultant independently, and not through a management recommendation. Hewitt provides annual market and other specific information on executive pay and also attends Compensation Committee meetings on request of the committee. The Compensation Committee periodically meets in executive session with Hewitt. Hewitt also serves as consultant to the Nominating and Governance Committee on director compensation.

The Compensation Committee annually assesses the independence of its consultant. With the Compensation Committee’s approval, Hewitt also prepares the change in control calculations for disclosure in the proxy statement and models the number of shares to be requested for new stock plans. In 2009, Hewitt did not perform any additional services for the Company.

Do we use tally sheets?

Yes. Tally sheets for each of the named executive officers are reviewed by the Compensation Committee and the board for compensation each year. These tally sheets list the executive’s salary, proposed annual incentive award and stock awards, and the 401(k) matching contribution, retirement, health and welfare benefits.

What is our policy on Internal Revenue Code Section 162(m)?

Our policy is to obtain the maximum possible tax deduction for compensation paid to executive officers, but we may forego all or some portion of a deduction to conform to our compensation goals and objectives.

Except for amounts that are not material, all compensation paid in 2009 should qualify for a deduction under Section 162(m) of the Internal Revenue Code.

What is the accounting and tax treatment of each form of compensation?

For accounting purposes, salaries, annual incentive awards, the fair value of stock-based compensation and other benefits are charged to expense as earned. For tax purposes, salaries, annual incentive awards and other benefits are taken as a tax deduction when paid to the executive or contributed to a tax-qualified retirement plan subject to the Section 162(m) limitation described above. For tax purposes, stock-based compensation awards are generally taken as a tax deduction when the award is vested or exercised by the executive.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes all compensation earned in 2007, 2008 and 2009 by our Chairman and CEO, our Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at year-end 2009.

2009 SUMMARY COMPENSATION
						Change in Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
Executive Officer	Year	Salary(2)	Awards(4)	Awards(5)	Compensation	Earnings(6)	Compensation(7)	Total

Doyle R. Simons(1)	2009	$810,000	$1,612,002	$682,138	$1,401,125	$1,092,114	$18,792	$5,616,171

Chairman and CEO	2008	$774,538	$1,432,685	$642,041	$487,500	$970,848	$18,118	$4,325,730
	2007	$425,000	$4,843,000	$409,016	$900,000	$762,923	$13,634	$7,353,573

J. Patrick Maley III(1)	2009	$649,039	$1,289,603	$545,711	$1,250,000	$1,180,704	$27,388	$4,942,445

President and COO	2008	$621,926	$1,146,152	$513,633	$700,000	$904,977	$26,576	$3,913,264
	2007	$425,000	$4,230,700	$409,016	$1,250,000	$674,353	$41,429	$7,030,498

Randall D. Levy	2009	$441,346	$736,257	$311,556	$331,500	$590,930	$12,333	$2,423,922

Chief Financial Officer	2008	$425,000	$711,867	$281,047	$212,500	$856,694	$15,500	$2,502,608
	2007	$425,000	$1,247,050	$306,762	$600,000	$1,020,556	$10,125	$3,609,493

Larry C. Norton(3)	2009	$389,422	$593,198	$251,017	$700,000	$81,004	$14,166	$2,028,807

Group Vice President	2008	$372,115	$586,190	$223,775	$375,000	$58,493	$11,000	$1,626,573

Dennis J. Vesci(8)	2009	$363,461	$582,979	$246,694	$700,000	$884,505	$26,884	$2,804,523

Group Vice President	2008	$347,106	$569,712	$221,282	$350,000	$564,716	$31,958	$2,084,774
	2007	$319,231	$1,018,000	$230,072	$420,000	$373,416	$24,831	$2,385,550

(1)	Until December 28, 2007, Mr. Simons and Mr. Maley served as Executive Vice President and Executive Vice President-Paper, respectively. Upon his promotion to Chairman and CEO on December 28, 2007, Mr. Simons received an increase in salary to $780,000. Upon his promotion to President and COO on December 28, 2007, Mr. Maley received an increase in salary to $625,000.

(2)	The named executive officers did not receive any salary increases in 2009. Because we operate under a 52/53 week fiscal calendar, actual pay received varies based on the number of biweekly pay periods occurring in the year. Annual rates of pay for Messrs Simons, Maley, Levy, Norton and Vesci are $780,000, $625,000, $425,000, $375,000 and $350,000, respectively.

(3)	Mr. Norton was not a named executive officer in 2007.

(4)	The table above shows the value of the awards on the grant date calculated in accordance with FAS ASC Topic 718 and assumes maximum pay-out of restricted stock units and performance stock units. All of these units are payable in cash. In 2007, Mr. Simons received a special grant of 50,000 restricted stock units upon his promotion to Chairman and CEO. In 2007, Mr. Maley received a special grant of 40,000 restricted stock units upon his promotion to President and COO. The stock awards that were issued in 2007 were adjusted at the time of spin-off into three separate awards for Temple-Inland awards, Guaranty awards and Forestar awards, and were also adjusted to take into account a special dividend of $10.25 paid to all shareholders that reduced the value of the option awards. The Guaranty awards no longer have any value. The Temple-Inland and Forestar awards will be valued for payment purposes at the closing price of each company’s respective stock on the vesting date.

(5)	The grant date fair value of stock options for the named executive officers was determined in accordance with FAS ASC Topic 718. Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model (for 2007, value includes Temple-Inland, Forestar and Guaranty awards). The following table lists the per share fair values by grant date for our named executive officers:

	Estimated Fair	Expected	Expected	Risk-Free
	Value Per Share of	Dividend	Stock Price	Interest	Expected Life
Grant Date	Options Granted	Yield	Volatility	Rate	of Option

2/3/2007	$12.47	2.3%	22.8%	4.9%	6
2/1/2008	$2.42	2.1%	28.2%	3.6%	10
2/6/2009	$2.49	3.2%	56.6%	2.7%	8

(6)	Represents the change in the actuarial present value of accumulated pension benefits from December 31, 2008 to December 31, 2009. There were no above-market or preferential earnings on deferred compensation.

(7)	All Other Compensation for 2009 includes a match of $11,025 for each officer under a broad-based employee 401(k) plan. Also includes perquisites for 2009 as shown below:

	Personal		Umbrella
	Use of		Liability	Charitable
Named Executive	Aircraft(a)	Club Dues	Insurance	Contributions	Other(c)

Doyle R. Simons(b)	—	$1,809	$558	$5,400	—
J. Patrick Maley III(c)	$10,617	—	$558	—	$5,188
Randall D. Levy	—	—	$558	$750	—
Larry C. Norton(c)	$1,383	—	$558	—	$1,200
Dennis J. Vesci(c)	$2,193	$4,108	$558	—	$9,000

(a)	Incremental cost of personal use of aircraft includes fuel costs, engine maintenance expenses, crew expenses, ground fees, and other miscellaneous expenses such as meals. One personal flight (total cost of $2,766) was shared by Mr. Maley and Mr. Norton and allocated 50% to each officer.

(b)	Mr. Simons holds a membership to a dinner club for use in hosting Company functions.

(c)	Other compensation for Mr. Maley and Mr. Norton is for their individual personal use of Company facilities, and for Mr. Vesci, an automobile allowance.

(8)	Mr. Vesci elected to defer $105,000 of his 2007 non-equity compensation into restricted stock units. The table shows the full amount of the award.

Grants of Plan-Based Awards

The following table summarizes grants of plan-based compensation awards made during 2009 to the named executive officers:

2009 GRANTS OF PLAN-BASED AWARDS
					Estimated Future
		Estimated Future Payouts			Payouts Under Equity
		Under Non-Equity			Incentive Plan		All Other
		Incentive Plan Awards			Awards(4)		Option
							Awards(5)	Exercise
							Number of	or Base	Grant Date Fair
							Securities	Price of	Value of Stock
							Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target/Maximum	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	($/sh)	($)

Doyle R. Simons
(1)	2/6/2009	$97,500	$975,000	$2,437,500	214,362	285,816	273,951	$5.64	$2,294,140
(2)	2/6/2009		$1,577,500
(3)	8/7/2009		$2,500,000
J. Patrick Maley III
(1)	2/6/2009	$78,125	$781,250	$1,953,125	171,490	228,653	219,161	$5.64	$1,835,314
(2)	2/6/2009		$1,262,000
(3)	8/7/2009		$2,000,000
Randall D. Levy
(1)	2/6/2009	$42,500	$425,000	$1,062,500	97,907	130,542	125,123	$5.64	$1,047,813
(2)	2/6/2009		$720,500
Larry C. Norton
(1)	2/6/2009	$37,500	$375,000	$937,500	78,883	105,177	100,810	$5.64	$844,215
(2)	2/6/2009		$580,500
(3)	8/7/2009		$1,000,000
Dennis J. Vesci
(1)	2/6/2009	$35,000	$350,000	$875,000	77,524	103,365	99,074	$5.64	$829,673
(2)	2/6/2009		$570,500
(3)	8/7/2009		$1,000,000

(1)	Threshold is 10% of target annual incentive award payable if ROI is 1%. Target bonus is 125% of salary for CEO and COO for ROI of 9%, 100% of salary for all others. Maximum is 200% of target for ROI of 14%. Up to an additional 100% of target may be paid for achievement of growth and value objectives pre-approved by the Compensation Committee; however, a maximum payout for both the ROI component and the growth/value component may not exceed 250% of target.

(2)	The performance goal for the 2009 fixed-value RUs is Temple-Inland having either (i) an ROI of at least one percent (annualized) over the three-year award period or (ii) an ROI over the award period that falls within the top three quartiles as compared to the Company’s peer group. There are no dividends on the fixed-value RUs. ROI means operating income (as currently shown on the Company’s income statement, or the reported equivalent in the event of any change in reporting), excluding significant unusual items (currently reported as other operating income (expense) not allocated to segments, or the reported equivalent in the event of any change in reporting) divided by beginning of year investment defined as the Company’s total assets (or the reported equivalent in the event of any change in reporting), less certain assets (assets held for sale, municipal bonds related to capital leases included in other assets and acquisitions/divestitures) and certain liabilities (current liabilities, excluding current portion of long-term debt). ROI, for purposes of our long-term incentive performance criteria is defined as set forth in Item 6 of our 2009 Form 10-K.

(3)	The special retention RUs will vest at 100% if Temple-Inland’s average ROI over the second half of 2009, 2010, 2011, and 2012 is in the top 2/3 of the peer group and are payable in 1/3 installments only if the executive remains employed in February 2013, February 2014, and February 2015 or until his 65th birthday (if earlier). See discussion under “How are the long-term incentive awards determined?”

(4)	The PSUs are restricted stock units that vest 0%, 75%, or 100% on the third anniversary from the date of grant depending on our ROI during the three years beginning in the year of the grant compared to the peer group ROI. If performance is in the top quartile, then there is a 100% payment and if in the second quartile, then there is a 75% payment. No payment is made if performance is below the top half compared to the peer group. Performance stock units provide for continued vesting upon retirement, death or if there is a change in control if performance criteria is achieved. The 2009 PSUs are payable in cash. Dividends on PSUs are accrued and payable only if the underlying awards are paid.

(5)	Options granted February 6, 2009 to purchase our common stock. Withholding taxes may be paid with exercised shares. No general or freestanding stock appreciation rights (SARs) were granted. All grants to the named executive officers under the Incentive Plan include a provision for acceleration of vesting in certain change of control situations. All options awarded to the executives become exercisable in 25% increments on February 6 in years 2010, 2011, 2012 and 2013, and have a ten-year term expiring February 6, 2019.

Outstanding Equity Awards At Year-End 2009

The following table summarizes stock-based compensation awards outstanding at year-end 2009 for the named executive officers.

2009 Outstanding Equity Awards
	Option Awards				Stock Awards
						Equity Incentive
						Plan Awards:
					Equity Incentive	Market or
					Plan Awards:	Payout
	Number of	Number of			Number of	Value of
	Securities	Securities			Unearned Shares,	Unearned
	Underlying	Underlying			Units or	Shares, Units or
	Unexercised	Unexercised	Option		Other Rights	Other Rights that
	Options	Options	Exercise	Option	that Have not	Have not
	(#)	(#)	Price(1)	Expiration	Vested(1)(2)(4)	Vested (1)(2)(4)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	Vesting Date

Doyle R. Simons Chairman & CEO
	20,000		$9.37	02/02/11			Vested
	20,000		$10.56	02/01/12			Vested
	20,000		$6.92	02/07/13			Vested
	16,000		$11.96	02/06/14			Vested
	32,000		$16.14	02/04/15			Vested
	24,600		$21.55	02/03/16			Vested
		8,200	$21.55	02/03/16			02/03/10
	16,400		$24.34	02/02/17			Vested
		8,200	$24.34	02/02/17			02/02/10
		8,200	$24.34	02/02/17			02/02/11
	66,326		$19.50	02/01/18			Vested
		66,327	$19.50	02/01/18			02/01/10
		66,326	$19.50	02/01/18			02/01/11

	Option Awards				Stock Awards
						Equity Incentive
						Plan Awards:
					Equity Incentive	Market or
					Plan Awards:	Payout
	Number of	Number of			Number of	Value of
	Securities	Securities			Unearned Shares,	Unearned
	Underlying	Underlying			Units or	Shares, Units or
	Unexercised	Unexercised	Option		Other Rights	Other Rights that
	Options	Options	Exercise	Option	that Have not	Have not
	(#)	(#)	Price(1)	Expiration	Vested(1)(2)(4)	Vested (1)(2)(4)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	Vesting Date

Doyle R. Simons (cont’d)		66,327	$19.50	02/01/18			02/01/12
		68,487	$5.64	02/06/19			02/06/10
		68,488	$5.64	02/06/19			02/06/11
		68,488	$5.64	02/06/19			02/06/12
		68,488	$5.64	02/06/19			02/06/13
					35,000	$738,850	02/02/10
					50,000	$1,055,500	05/04/10
					73,471	$1,550,973	02/01/11
					285,816	$6,033,576	02/06/12
Total	215,326	497,531			444,287	$9,378,899

J. Patrick Maley III President & COO
	30,000		$7.56	05/07/13			Vested
	18,000		$11.96	02/06/14			Vested
	32,000		$16.14	02/04/15			Vested
	24,600		$21.55	02/03/16			Vested
		8,200	$21.55	02/03/16			02/03/10
	16,400		$24.34	02/02/17			Vested
		8,200	$24.34	02/02/17			02/02/10
		8,200	$24.34	02/02/17			02/02/11
	53,061		$19.50	02/01/18			Vested
		53,061	$19.50	02/01/18			02/01/10
		53,061	$19.50	02/01/18			02/01/11
		53,062	$19.50	02/01/18			02/01/12
		54,790	$5.64	02/06/19			02/06/10
		54,790	$5.64	02/06/19			02/06/11
		54,790	$5.64	02/06/19			02/06/12
		54,791	$5.64	02/06/19			02/06/13
					35,000	$738,850	02/02/10
					40,000	$844,400	05/04/10
					58,777	$1,240,782	02/01/11
					228,653	$4,826,865	02/06/12
Total	174,061	402,945			362,430	$7,650,897

Randall D. Levy Chief Financial Officer
	30,000		$9.37	02/02/11			Vested
	40,000		$10.56	02/01/12			Vested
	30,000		$6.92	02/07/13			Vested
	24,000		$11.96	02/06/14			Vested
	24,000		$16.14	02/04/15			Vested

	Option Awards				Stock Awards
						Equity Incentive
						Plan Awards:
					Equity Incentive	Market or
					Plan Awards:	Payout
	Number of	Number of			Number of	Value of
	Securities	Securities			Unearned Shares,	Unearned
	Underlying	Underlying			Units or	Shares, Units or
	Unexercised	Unexercised	Option		Other Rights	Other Rights that
	Options	Options	Exercise	Option	that Have not	Have not
	(#)	(#)	Price(1)	Expiration	Vested(1)(2)(4)	Vested (1)(2)(4)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	Vesting Date

Randall D. Levy (cont’d)	18,450		$21.55	02/03/16			Vested
		6,150	$21.55	02/03/16			02/03/10
	12,300		$24.34	02/02/14			Vested
		6,150	$24.34	02/02/14			02/02/10
		6,150	$24.34	02/02/14			02/02/11
	29,033		$19.50	02/01/18			Vested
		29,034	$19.50	02/01/18			02/01/10
		29,034	$19.50	02/01/18			02/01/11
		29,034	$19.50	02/01/18			02/01/12
		31,280	$5.64	02/06/19			02/06/10
		31,281	$5.64	02/06/19			02/06/11
		31,281	$5.64	02/06/19			02/06/12
		31,281	$5.64	02/06/19			02/06/13
					24,500	$517,195	02/02/10
					36,506	$770,642	02/01/11
					130,542	$2,755,742	02/06/12
Total	207,783	230,675			191,548	$4,043,578

Larry C. Norton Group Vice President
	23,117		$19.50	02/01/18			Vested
		23,117	$19.50	02/01/18			02/01/10
		23,117	$19.50	02/01/18			02/01/11
		23,118	$19.50	02/01/18			02/01/12
		25,202	$5.64	02/06/19			02/06/10
		25,203	$5.64	02/06/19			02/06/11
		25,202	$5.64	02/06/19			02/06/12
		25,203	$5.64	02/06/19			02/06/13
					35,000	$738,850	05/04/10
					30,061	$634,588	02/01/11
					105,177	$2,220,286	02/06/12
Total	23,117	170,162			170,238	$3,593,724

Dennis J. Vesci(3) Group Vice President
	1,500		$10.56	02/01/12			Vested
	3,000		$6.92	02/07/13			Vested
	5,000		$11.96	02/06/14			Vested
	5,000		$16.14	02/04/15			Vested
	13,837		$21.55	02/03/16			Vested
		4,613	$21.55	02/03/16			02/03/10
	9,225		$24.34	02/02/17			Vested

	Option Awards				Stock Awards
						Equity Incentive
						Plan Awards:
					Equity Incentive	Market or
					Plan Awards:	Payout
	Number of	Number of			Number of	Value of
	Securities	Securities			Unearned Shares,	Unearned
	Underlying	Underlying			Units or	Shares, Units or
	Unexercised	Unexercised	Option		Other Rights	Other Rights that
	Options	Options	Exercise	Option	that Have not	Have not
	(#)	(#)	Price(1)	Expiration	Vested(1)(2)(4)	Vested (1)(2)(4)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	Vesting Date

Dennis J. Vesci(3) (cont’d)		4,612	$24.34	02/02/17			02/02/10
		4,613	$24.34	02/02/17			02/02/11
	22,859		$19.50	02/01/18			Vested
		22,860	$19.50	02/01/18			02/01/10
		22,860	$19.50	02/01/18			02/01/11
		22,860	$19.50	02/01/18			02/01/12
		24,768	$5.64	02/06/19			02/06/10
		24,769	$5.64	02/06/19			02/06/11
		24,768	$5.64	02/06/19			02/06/12
		24,769	$5.64	02/06/19			02/06/13
					20,000	$422,200	02/02/10
					29,216	$616,750	02/01/11
					103,365	$2,182,035	02/06/12
Total	60,421	181,492			152,581	$3,220,985

(1)	The Temple-Inland awards were adjusted at the time of the spin-off into three separate awards for Temple-Inland shares, Guaranty shares and Forestar shares. As units vest that are payable in stock, each entity would issue the shares to the employees of each respective company. As shares vest that are payable in cash, each employer pays the cash amount owed to its own employees.

(2)	Value based on the closing market price of our common stock on December 31, 2009, the last trading day prior to our year-end date of January 2, 2010, of $21.11. RSUs vest three years after the date of grant. RSUs vest only if minimum performance criteria are met. Market value shown assumes all performance criteria are met and the maximum value is paid.

(3)	In addition to the above Outstanding Equity Awards, Mr. Vesci holds the following restricted stock units pursuant to his participation in a deferred annual incentive award program:

Date Deferred	Units

02/15/01	3,324
02/01/02	1,359
02/07/03	1,529
02/01/08	5,829

Restricted stock units deferred in 2001, 2002, and 2003 are payable in shares of common stock at retirement. Restricted stock units deferred in 2008 are payable in cash based on the stock price at retirement.

(4)	The named executive officers have the following Forestar awards attributable to the spin-off adjustments. The value is based on the price of Forestar’s closing market price on December 31, 2009, which was $21.98. The Guaranty awards were of no value at year end.

Outstanding Equity Awards at Fiscal Year-End 2009 — Forestar Group Inc.
	Option Awards				Stock Awards
						Equity
						Incentive
					Equity	Plan Awards:
					Incentive	Market or
					Plan	Payout
					Awards:	Value of
					Number of	Unearned
	Number of	Number of			Unearned	Shares,
	Securities	Securities			Shares,	Units or
	Underlying	Underlying			Units or	Other
	Unexercised	Unexercised	Option		Other Rights	Rights that
	Options	Options	Exercise	Option	that Have	Have not
	Exercisable	Unexercisable	Price	Expiration	not Vested	Vested	Vesting
Forestar Securities Held By:	(#)	(#)	($)	Date	(#)	($)	Date

Doyle R. Simons
	6,666		$11.76	02/02/11			Vested
	6,666		$13.26	02/01/12			Vested
	6,666		$8.68	02/07/13			Vested
	5,333		$15.02	02/06/14			Vested
	8,000		$20.26	02/04/15			Vested
	2,666		$20.26	02/04/15			Vested
	5,466		$27.06	02/03/16			Vested
	2,734		$27.06	02/03/16			Vested
		2,733	$27.06	02/03/16			02/03/10
	2,733		$30.56	02/02/17			Vested
	2,733		$30.56	02/02/17			Vested
		2,734	$30.56	02/02/17			02/02/10
		2,733	$30.56	02/02/17			02/02/11
					11,666	$256,419	02/02/10
					16,666	$366,319	05/04/10
Total	49,663	8,200			28,332	$622,737
J. Patrick Maley III
	10,000		$9.49	05/07/13			Vested
	6,000		$15.02	02/06/14			Vested
	8,000		$20.26	02/04/15			Vested
	2,666		$20.26	02/04/15			Vested
	5,466		$27.06	02/03/16			Vested
	2,734		$27.06	02/03/16			Vested
		2,733	$27.06	02/03/16			02/03/10
	2,733		$30.56	02/02/17			Vested
	2,733		$30.56	02/02/17			Vested
		2,734	$30.56	02/02/17			02/02/10
		2,733	$30.56	02/02/17			02/02/11
					11,666	$256,419	02/02/10
					13,333	$293,059	05/04/10
Total	40,332	8,200			24,999	$549,478

Randall D. Levy
	10,000		$11.76	02/02/11			Vested
	13,333		$13.26	02/01/12			Vested
	10,000		$8.68	02/07/13			Vested
	8,000		$15.02	02/06/14			Vested
	6,000		$20.26	02/04/15			Vested

	Option Awards				Stock Awards
						Equity
						Incentive
					Equity	Plan Awards:
					Incentive	Market or
					Plan	Payout
					Awards:	Value of
					Number of	Unearned
	Number of	Number of			Unearned	Shares,
	Securities	Securities			Shares,	Units or
	Underlying	Underlying			Units or	Other
	Unexercised	Unexercised	Option		Other Rights	Rights that
	Options	Options	Exercise	Option	that Have	Have not
	Exercisable	Unexercisable	Price	Expiration	not Vested	Vested	Vesting
Forestar Securities Held By:	(#)	(#)	($)	Date	(#)	($)	Date

Randall D. Levy (cont’d)	2,000		$20.26	02/04/15			Vested
	4,100		$27.06	02/03/16			Vested
	2,050		$27.06	02/03/16			Vested
		2,050	$27.06	02/03/16			02/03/10
	2,050		$30.56	02/02/17			Vested
	2,050		$30.56	02/02/17			Vested
		2,050	$30.56	02/02/17			02/02/11
		2,050	$30.56	02/02/17			02/02/11
					8,166	$179,489	02/02/10
Total	59,583	6,150			8,166	$179,489

Larry C. Norton
					11,666	$256,419	02/02/10
Total	0	0			11,666	$256,419

Dennis J. Vesci(5)
	500		$13.26	02/01/12			Vested
	1,000		$8.68	02/07/12			Vested
	1,666		$15.02	02/06/14			Vested
	1,666		$20.26	02/04/15			Vested
	4,612		$27.06	02/03/16			Vested
		1,538	$27.06	02/03/16			02/03/10
	3,075		$30.56	02/02/17			Vested
		1,537	$30.56	02/02/17			02/02/10
		1,538	$30.56	02/02/17			02/02/11
					6,666	$146,519	02/02/10
Total	12,519	4,613			6,666	$146,519

(5)	In addition to the above Outstanding Equity Awards with Forestar, Mr. Vesci holds the following restricted stock units shares pursuant to his participation in a deferred annual incentive award program:

Date Deferred	Units

02/15/01	1,108
02/01/02	453
02/07/03	509

Restricted stock units deferred in 2001, 2002, and 2003 are payable in shares of common stock at retirement.

Option Exercises And Stock Vested Fiscal Year-End 2009

The following table summarizes stock-based compensation awards exercised and RSUs vesting during 2009.

2009 Option Exercises and Stock Vested
	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
Executive Officer	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting(1)

Doyle R. Simons	10,000	$110,500	4,000	$204,168
J. Patrick Maley III	—	$—	10,000	$299,608
Randall D. Levy	36,000	$357,840	6,355	$165,562
Larry C. Norton	—	$—	—	$—
Dennis J. Vesci	—	$—	—	$103,776

(1)	Stock Awards Value Realized includes RSUs that were settled in cash for which no shares were transferred. 2006 RSUs met the minimum 1% ROI criteria for Temple-Inland and Forestar. Guaranty RSUs did not meet the ROA criteria and expired without payment. The value of these RSUs was based on the number of units set forth below:

Doyle R. Simons	32,200
J. Patrick Maley III	32,200
Randall D. Levy	23,000
Larry C. Norton	—
Dennis J. Vesci	18,400

Pension Benefits

The following table summarizes the actuarial present value of the accumulated benefits under our qualified pension and SERP plan at December 31, 2009 for the named executive officers:

2009 PENSION BENEFITS TABLE
			Present Value of
		Number of Years	Accumulated
Named Executive	Plan Name	- Credited Service	Benefit(1)

Doyle R. Simons	Temple-Inland Retirement Plan	17.33	$239,110
	Temple-Inland SERP		$3,690,765
J. Patrick Maley III	Temple-Inland Retirement Plan	6.58	$101,793
	Temple-Inland SERP		$4,482,905
Randall D. Levy(2)	Temple-Inland Retirement Plan	20.42	$492,969
	Temple-Inland SERP		$5,193,832
Larry C. Norton	Temple-Inland Retirement Plan	2.58	$41,042
	Temple-Inland SERP		$133,621
Dennis J. Vesci(2)	Temple-Inland Retirement Plan	34.42	$960,074
	Temple-Inland SERP		$2,082,067

(1)	Present value of the accumulated benefit under the tax-qualified defined benefit plan is based on present value at normal retirement date using disclosure assumptions (5.79% interest and the 1994 Group Annuity Mortality Table for males and females) discounted based on disclosure interest rate to

December 31, 2009. Present value of the accumulated benefit under the nonqualified supplemental executive retirement plan (SERP) is based on present value at normal retirement date using lump sum assumptions (4.00% interest and Applicable Mortality Table under IRC Section 417(e)(3) (2009 PPA Unisex Mortality)) discounted based on disclosure interest rate to December 31, 2009. Retirement benefits under the tax-qualified defined benefit plan and the nonqualified supplemental executive retirement plan (SERP) are calculated using final average compensation based on the higher of (a) the highest five (5) of the employee’s last ten (10) years of service or (b) the highest 60 consecutive months out of the last 120 months. Final average compensation normally includes salaries and annual incentive awards, but the board can designate a payment as ineligible under the plan. Final average compensation excludes other forms of compensation such as dividends, severance pay, relocation, long-term disability, stock options, restricted stock units, and performance stock units. The formula for normal retirement is (1) the greater of (a) .95% of final average compensation plus .65% of final average compensation in excess of Social Security covered compensation as determined using a 35 year average of SS maximum wage bases during year of termination multiplied by years of service up to 35 years and .8% of final average compensation multiplied by years of service over 35 years or (b) 1% X final average compensation X years of service + .65% X final average compensation in excess of Social Security covered compensation as determined using a 35 year average of Social Security maximum wage bases to a participant’s Social Security normal retirement age X years of service up to 35 years. For example, assume an employee has a final average pay of $1 million and has worked for 40 years. His pension is determined as the greater of the following two formulas: [((.0095 x $1,000,000) + (.0065 x ($1,000,000 — $48,816))) x 35] + (.008 x $1,000,000 x 5) = $588,894 (annual life only benefit) or [(.01 x 1,000,000 x 40) + (.0065 x ($1,000,000 — $56,484) X 35))] = $614,650 (annual life only benefit). Thus, the greater of two formulas is $614,650. Five years of service or attainment of age 65 is required to vest in the retirement benefit. Normal retirement age is 65. Benefits are reduced for early retirement. Lump sum distributions for benefits with a present value greater than $10,000 are not permitted under the qualified plan. Benefits are paid in the form of a monthly annuity for the life of the executive and his or her spouse or other contingent annuitant depending on the option the executive selects. The amount of the monthly benefit is affected by the age or life expectancy of the employee and spouse and how much will be paid to the survivor if the employee dies based on the payment election selected by the employee. However, the total value of the benefit does not vary. For example, assume Employee A and Employee B each have accrued benefits with a total value of $100,000. Employee A is age 65 and Employee B is 55. Employee A will receive a larger monthly benefit than Employee B because Employee B is younger and has a longer life expectancy, so his or her payments are spread over a longer time. The nonqualified plan or SERP is paid as a lump sum distribution. The SERP pays any retirement benefits that cannot be paid under the qualified plan due to IRS limits and also provides a benefit formula for designated executives. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined benefit retirement plan. In 2009, this limit was $245,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined benefit plan due to these limitations are paid under a SERP, which is not a tax-qualified plan. The SERP also provides unreduced retirement at age 60 with 15 years of service for designated executives, including Mr. Levy, Mr. Maley, and Mr. Simons. Under this plan, the designated executive’s retirement benefits from all retirement plans will be at least equal to 50% of the executive’s final average compensation for the highest five years out of the last ten years of employment. Benefits are reduced for early retirement, which may be taken at age 55 with 15 years of service, by 5% for each year prior to age 60. Benefits will be paid in a lump sum amount. Nonqualified plan lump sums are calculated in any given year using the prior November 30-year weighted average Treasury rate. For retirements in 2009, the November 2008 rate of 4.0% would apply. This supplemental plan is unfunded and contains a provision for acceleration of payment in the event of a change in control. The SERP is a valuable incentive to attract executives who are leaving career-based retirement plans at other companies. It is also a valuable retention tool for existing executives who must meet service criteria to qualify for the plan. Mr. Levy formerly participated in a defined contribution plan and related SERP when he worked for the financial services segment. His balance under the defined contribution plan and SERP will offset any amount he receives under the defined benefit plan and SERP, and is included in the total shown above. Extra years of credited service are granted only under our change in control agreements with executive officers and our CEO employment agreement but not for any other reason.

(2)	Early retirement may be taken at age 55 or later if the employee has five years of service, but benefits are reduced for each year prior to age 62 by factors ranging from 3% to 6% based on years of service. Under the SERP, a designated executive can retire with a reduction of benefits of 5% per year for each year before age 60 if he has attained age 55 and has 15 years of service. In 2009, Mr. Levy met the criteria for executive SERP retirement. This is included in the amounts shown below. The table below lists the executives who are eligible for early retirement and estimated payment assuming each retired on December 31, 2009:

	Monthly Payment	Lump Sum Payment
Executive	Under Qualified Plan	Under SERP

Randall D. Levy	$3,224	$5,382,863
Dennis J. Vesci	$7,866	$2,434,930

Nonqualified Deferred Compensation

We no longer have a deferred compensation plan. The following table summarizes deferred compensation under a frozen plan for the named executive officers:

2009 Non-Qualified Deferred Compensation
		Aggregate
	Aggregate Withdrawals or	Balance at
Name	Distributions(1)	Last FYE

Doyle R. Simons
J. Patrick Maley III
Randall D. Levy	$124,188	$—
Larry C. Norton
Dennis J. Vesci

(1)	Mr. Levy formerly participated in a SERP maintained by our financial services segment that spun off in 2007. Mr. Levy received a distribution of his account in 2009 due to the spinoff.

Potential Payments Upon Termination or Change in Control

Under our stock awards, an employee whose employment terminates has different vesting rights depending on the reason for termination:

	Vested Option Exercise	Treatment of Unvested
Termination	Period	Options, RSUs, and PSUs

Voluntary or Involuntary Termination of Employment	3 months	Forfeited
Death	12 months	Immediately Vest
Disability	36 months	Immediately Vest
Retirement	Until Expiration of Option	Options vest immediately; RSUs and PSUs vest when performance achieved
Change in Control	Until Expiration of Option	Immediately Vest

Mr. Simons has an employment agreement that provides for payments upon certain termination events. If Mr. Simons voluntarily terminates or he is terminated for cause, he is not entitled to any payments under the agreement. If Mr. Simons’ employment is terminated within two years after a change in control, he will be entitled to three years’ salary, annual incentive awards, and benefits. If Mr. Simons’ employment is terminated by the Company without cause or by Mr. Simons for good reason (including failure to be re-elected to the board, required relocation, or failure to pay compensation and benefits) at any time other than following a change in control, he will be entitled to two years’ salary, annual incentive awards, and benefits. If Mr. Simons dies or becomes disabled, he or his estate will receive a benefit equal to his salary and target annual incentive award for the portion of the year in which his death or disability occurred.

Each of the other named executive officers entered into a change in control agreement that provides for three years’ pay and benefits in the event his employment is terminated following defined change in control events. These events include:

•	any person or entity acquiring or becoming beneficial owner as defined in SEC regulations of 20% or more of the combined voting power of our securities;

•	the pre-event directors ceasing to constitute a majority of our directors within any 24-month period;

•	consummation of a merger, consolidation, or recapitalization (unless the directors continue to represent a majority of the directors on the board, at least 60% of the pre-event ownership survives, and, in the event of a recapitalization, no person owns 25% or more of the voting power of the securities);

•	the stockholders approve liquidation or dissolution;

•	consummation of an agreement to sell, lease, or dispose of substantially all the assets of Temple-Inland; or

•	any other event that the board determines to be a change in control.

Messrs. Maley, Norton, Vesci and Levy have legacy agreements that also define consummation of a sale of our corrugated packaging operations as a change in control, and Mr. Levy’s legacy agreement also defines consummation of a sale of our forest products operations as a change in control.

Under the change in control agreements, payments are triggered by two events, a change in control plus a termination of employment. Termination of employment includes both involuntary termination and voluntary termination by the executive for good reason. Good reason includes assignment of duties substantially inconsistent with the executive’s status as a senior executive officer, substantial reduction in base salary, relocation of place of employment more than 50 miles, failure to pay compensation, or failure to provide benefits or a reduction in benefits. The change in control agreements contain a double trigger requirement of a change in control event plus a termination of employment because they provide for severance payments. The stock plan agreements provide for accelerated vesting of stock awards the executive has already received, not for additional payments. These agreements require a single trigger, the change in control event. In other words, if there is a change in control event, the accelerated vesting of stock-based compensation will occur whether or not the executive’s employment is terminated. This further protects the executive because it provides him or her with an opportunity to vote any vested restricted shares and exercise and vote the option shares as a stockholder.

Under the change in control agreements and stock plan agreements, or in the case of Mr. Simons, his employment agreement, the executives will receive:

•	their current year annual incentive award pro-rated if the termination is before the end of the first six months in the year; full annual incentive award if during the second half of the year;

•	lump sum severance equal to three times their current salary and three times target annual incentive award, or if higher, the salary or target annual incentive award (Mr. Simons receives the higher of actual salary or annual incentive award) in any of the last three years;

•	health and welfare benefits provided through third party insurance for three years at no greater cost than currently paid;

•	acceleration of vesting of all options;

•	acceleration of vesting of all restricted shares and restricted stock units;

•	acceleration of vesting of all performance stock units (maximum amount);

•	credit for three additional years’ service in the pension plan at the highest pay over the last three years;

•	lump sum payment of all nonqualified pension and deferred compensation;

•	lump sum payment equal to three years’ match on 401(k) plan;

•	any retiree medical benefits to which the executive is entitled;

•	reimbursement for outplacement services not to exceed 15% of base salary and target annual incentive award; and

•	three years’ continuation of perquisites.

The change in control agreements for the named executive officers also contain gross-up provisions in the event the officer is required to pay excise tax on these amounts. The gross-up will only be paid if the change in control payments exceed 110% of the amount that would not be subject to excise tax. Otherwise, payments are reduced to the maximum amount that will not trigger the excise tax. The gross up provisions will not be offered to any new executives on or after November 7, 2008. The amount of severance and benefits was determined based on competitive market practices for executives at this level. Executives at this level generally require a longer timeframe to find comparable jobs because there are fewer jobs at this level in the market. The executives often have a large percentage of their personal wealth dependent on the status of our Company, given the requirement to hold a multiple of their salary in stock and the fact that a large part of their compensation is stock-based. In exchange for the promise of this compensation and benefits, the executive agrees to continue working during any potential change in control event until the earliest of six months from the potential change in control event, until the date of the change in control event, or until the executive is terminated or terminates employment for good reason.

The following table summarizes the estimated value to each of the named executive officers of payments triggered by different termination events assuming such events occurred at year-end 2009. For pension benefits and non-qualified deferred compensation, see Pension Benefits Table and Non-qualified Deferred Compensation Table.

		Estimated
		Target
		Annual	Value of	Value of
		Incentive	Stock	Performance		Health &		Excise Tax & Gross-
		Award	Options	Stock that	Retirement	Welfare		Up/ (Required	Aggregate
Executive	Severance(1)	Payment(1)	that Vest	Vests(2)	Benefit	Benefits	Outplacement	Forfeiture)	Payments

Doyle R. Simons
Change in Control(3)	$5,980,176	$975,000	$4,558,378	$14,079,136	$1,623,196	$25,367	$117,000	$10,126,556	$37,484,809
Death(4)	$1,755,000		$4,558,378	$14,079,136					$20,392,514
Disability(4)	$1,755,000		$4,558,378	$14,079,136					$20,392,514
Termination Without Cause(5)	$3,536,782	$975,000	$4,558,378	$14,079,136	$1,368,770	$17,060	$117,000		$24,652,126
Termination For Cause(6)									$0

J. Patrick Maley III
Change in Control(3)	$4,253,499	$781,250	$3,646,706	$11,462,375	$2,106,398	$18,282	$210,938	$8,193,584	$30,673,032
Death(4)			$3,646,706	$11,462,375					$15,109,081
Disability(4)			$3,646,706	$11,462,375					$15,109,081
Termination Without Cause(5)									$0
Termination For Cause(6)									$0

Randall D. Levy
Change in Control(3)	$2,584,749	$425,000		$720,500	$2,402,630	$27,794	$127,500	$2,223,223	$8,511,396
Death(4)				$720,500					$720,500
Disability(4)				$720,500					$720,500
Termination Without Cause(5)									$0
Termination For Cause(6)									$0

Larry C. Norton
Change in Control(3)	$2,284,749	$375,000	$1,671,186	$5,430,643	$204,548	$17,166	$112,500	$3,612,501	$13,708,293
Death(4)			$1,671,186	$5,430,643					$7,101,829
Disability(4)			$1,671,186	$5,430,643					$7,101,829
Termination Without Cause(5)									$0
Termination For Cause(6)									$0

Dennis J. Vesci
Change in Control(3)	$2,174,073	$350,000		$1,570,500	$1,169,634	$21,075	$105,000	$2,175,412	$7,565,694
Death(4)				$1,570,500					$1,570,500
Disability(4)				$1,570,500					$1,570,500
Termination Without Cause(5)									$0
Termination For Cause(6)									$0

(1)	Assumes a target annual incentive award based on 9% ROI.

(2)	Assumes performance criteria are ultimately met, where applicable.

(3)	Assumes a target annual incentive award based on 9% ROI. Also includes 3X 401(k) match for each executive of $11,025 and 3X perks of $2,367 for Mr. Simons. Assumes for illustration only that the IRS considers the whole payment to be a “parachute payment” subject to a 20% excise tax. Any compensation not deemed to be a “parachute payment” will reduce the amount of excise tax and gross-up payable.

(4)	In return for a release of all claims, Mr. Simons’ employment agreement provides a lump sum benefit in the year of his termination of employment due to death or disability equal to his base salary and target annual incentive award multiplied by a fraction, the numerator of which is the number of days during the applicable performance period for which the Executive was employed hereunder and the denominator of which is the number of days in such performance period. For illustration purposes only, the full year benefit is shown. Except for Mr. Simons’ employment agreement, on termination of employment by death or disability, executives receive no payment other than through life insurance or disability insurance purchased by the executive and available to salaried employees generally.

(5)	Termination without a change in control not for cause or by executive for good reason. Generally speaking, severance is a matter that is individually negotiated with the executive and the amount depends on the circumstances of his or her departure. The CEO is the only executive who has an employment agreement with pre-established severance benefits, other than the change in control agreements. In return for the post-employment benefits, the CEO agreed not to compete with our Company for two years after his departure.

(6)	Termination without a change in control for cause or by executive without good reason. We do not have a plan or policy to provide severance benefits to executives whose employment terminates for cause.

PROPOSAL TO APPROVE THE ADOPTION OF
THE TEMPLE-INLAND 2010 INCENTIVE PLAN

We are asking the stockholders to approve the Temple-Inland Inc. 2010 Incentive Plan (the “Plan”), the material terms of which are more fully described below. The board of directors approved the Plan on February 5, 2010, subject to the stockholder approval solicited by this proxy statement. The purpose of the Plan is to assist us in attracting, retaining and providing incentives to employees and directors and consultants and independent contractors by offering them the opportunity to acquire or increase their proprietary interest in Temple-Inland and to promote the identification of their interests with those of our stockholders.

The Plan provides for the grant of stock options and other stock-based awards, as well as cash-based performance awards. If the stockholders approve the Plan, no new awards will be granted under the Temple-Inland Inc. 2008 Incentive Plan (the “Prior Plan”).

Awards granted under the Plan prior to stockholder approval of the Plan are subject to and conditioned upon receipt of such approval on or before May 7, 2010. Should such stockholder approval not be obtained on or before such date, the Plan will terminate and any awards granted pursuant to the Plan will terminate and cease to be outstanding.

The Compensation Committee has directed that all awards issued under the 2010 Incentive Plan contain a “clawback” provision.

Under the clawback provision, the board may require an employee to repay the portion of any annual incentive awards and long-term incentive awards that was not earned due to a restatement of our financial statements. If the employee’s fraud or misconduct was a significant contributing factor to the restatement, all outstanding long-term incentive awards may be cancelled.

Description of the Plan

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units (“RSUs”), Performance Awards, and Other Stock-Based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Appendix A. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All employees and non-employee directors, and consultants and independent contractors of the Company (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. It is currently expected that approximately 75 upper level salaried employees will participate in the Plan, along with eight non-employee directors who serve on the Company’s board of directors. Except as noted above in regard to Awards granted under the Plan that are subject to stockholder approval of this proposal, information cannot be provided with respect to the number of awards to be received by any individual employee or group of employees pursuant to the Plan, since the grant of such awards is within the discretion of the Compensation Committee.

On February 5, 2010 the following awards were granted under the Plan, subject to stockholder approval of the Plan:

			Number of
		Number of	Shares
		Restricted	Underlying
Name and Position	Total Dollar Value	Stock Units	Options

Doyle R. Simons Chairman and CEO	$2,401,820	87,695	113,233
J. Patrick Maley III President and COO	$1,921,453	70,156	90,586
Randall D. Levy Chief Financial Officer	$1,096,985	40,053	51,717
Larry C. Norton Group Vice President	$883,843	32,271	41,668
Dennis J. Vesci Group Vice President	$868,589	31,714	40,949
Groups:
Executive Group	$10,111,749	369,201	476,711
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	$1,290,049	—	152,308
Nominees for Director	—	—	—
Associates of Directors, Executive Officers, or Nominees	—	—	—
Each Other Person Receiving 5% of Options	—	—	—

This includes the 2010 stock option and RSU grants actually made subject to stockholder approval.

The stock options granted on February 5, 2010 have an exercise price of $16.71, vest 25% on each anniversary over four (4) years, and expire after ten years. The fair value of stock options will be determined in accordance with FAS ASC Topic 718. The 2010 stock options are subject to stockholder approval. The weighted average Black-Scholes-Merton value as disclosed below is an estimate based on the market price on date of grant (February 5, 2010) for illustration purposes. Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model, with an estimated weighted average fair value of $8.32, expected dividend yield of 3.2%, expected stock price volatility of 66.1% weighted average risk free interest rate of 3.2% and weighted average expected life of option of 8 years. However, the Black-Scholes-Merton value for the 2010 stock options will be determined as of May 7, 2010 if the stockholders approve the plan on such date, and the expense related to these options will be recognized over the vesting period beginning second quarter 2010.

No stock-based Awards will be granted under the Prior Plan or any other stock incentive plan between the record date and the date of the stockholders’ meeting.

Administration

Except with respect to Awards granted to non-employee directors, the Plan is administered by the Compensation Committee, unless the board of directors appoints another committee or person(s) for such purpose. With respect to Awards granted to non-employee directors, the board of directors serves as the “committee,” unless the board appoints another committee or person(s) for such purpose. The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (“participants”) and the terms of all Awards under the Plan. The Committee may, in its discretion, grant Awards that include terms and conditions relating to the effect of a change in control (as defined in the Plan). Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of common stock that may be issued under the Plan is 4,000,000 shares. The number of shares authorized to be issued under the Plan will be decreased by 1.4 shares for each share of common stock issued pursuant to Awards payable in shares that are not Options (such Awards being “Full Value Awards”). If an Option expires or terminates for any reason without having been fully exercised, if any shares of Restricted Stock are forfeited, or if any Award terminates, expires or is settled without all or a portion of the shares of common stock covered by the Award being issued, such shares are available for the grant of additional Awards. However, any shares that are withheld (or delivered) to pay withholding taxes or to pay the exercise price of an Option are not available for the grant of additional Awards.

The maximum number of shares of common stock with respect to which an employee may be granted Awards under the Plan during any calendar year is 1,000,000 shares.

On March 10, 2010 the closing per share price of the common stock on the NYSE was $19.75.

Options

The Plan authorizes the grant of Nonqualified Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the participant to purchase shares of common stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than 100% of the fair market value per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years after its date of grant.

Restricted Stock Awards

The Plan authorizes the Committee to grant Restricted Stock Awards. Shares of common stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the Committee determines. Such terms and conditions may provide, in the discretion of the committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals as described below.

Restricted Stock Units

RSU Awards granted under the Plan are contingent awards of common stock or the cash equivalent thereof. Pursuant to such Awards, shares of common stock are issued, or the cash value of the shares is paid, subject to such terms and conditions as the Committee deems appropriate. Unlike in the case of awards of Restricted Stock, shares of common stock are not issued immediately upon the award of RSUs, but instead shares of common stock are issued or the cash value of the shares is paid upon the satisfaction of such terms and conditions as the Committee may specify, including the achievement of one or more Performance Goals.

Performance Awards

The Plan authorizes the grant of Performance Awards. Performance Awards provide for payments in cash, shares of common stock or a combination thereof contingent upon the attainment of one or more Performance Goals (described below) established by the Committee. For purposes of the limit on the number of shares of common stock with respect to which an employee may be granted Awards during any calendar year, a Performance Award is deemed to cover the number of shares of common stock equal to the maximum number of shares that may be issued upon payment of the Award. The maximum cash amount that may be paid to any participant pursuant to all Performance Awards granted to such participant during a calendar year may not exceed $10 million.

Other Stock-Based Awards

The Plan authorizes the grant of Other Stock-Based Awards (including the issuance or offer for sale of unrestricted shares of common stock) covering such number of shares and having such terms and conditions as the Committee may determine, including terms that condition the payment or vesting of Other Stock-Based Awards upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents

The terms of an Award (other than an Option) may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award. The payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or shares, as determined by the Committee. Payment of dividends and dividend equivalents may be contingent upon the achievement of one or more Performance Goals, and will not be paid with respect to any unvested Performance Awards.

Performance Goals

As described above, the terms and conditions of an Award may provide for the grant, vesting or payment of Awards to be contingent upon the achievement of one or more specified Performance Goals established by the Committee. For this purpose, “Performance Goals” means performance goals established by the Committee which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics and achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share, economic value added, expenses (including plant costs and sales, general and administrative expenses), improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes (“NOPAT”), net sales growth, NOPAT growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, committed capital, net capital employed, equity, sales, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as the Committee may specify.

Capital Adjustments

If the outstanding common stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation, or the like, the Committee shall substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the consideration to be received upon exercise or payment of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of securities with respect to which an employee may be granted Awards during any calendar year. In the event of a merger or consolidation to which the Company is a party, the Committee may cause any Award granted under the Plan to be cancelled in consideration of a cash payment equal to the fair value of the cancelled Award, as determined by the Committee in its discretion. The fair value of an Option, however, is deemed to be equal to the difference between the exercise price of the Option and the fair market value of the shares covered by the Option.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of common stock otherwise issuable, or (c) delivery to the Company by the participant of unencumbered shares of common stock.

Termination and Amendment; Term of Plan

The board of directors may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the board of directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected participant if such amendment or termination would adversely affect such participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Unless sooner terminated by the board of directors, the Plan will terminate on February 5, 2020. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Options, Restricted Stock, RSUs, and Performance Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

•	Incentive Stock Options. A participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonstatutory Stock Option, as described below.

•	Nonstatutory Stock Options, RSUs, Performance Awards and Other Stock-Based Awards. A participant generally is not required to recognize income on the grant of a Nonstatutory Stock Option, RSU, Performance Award or Other Stock-Based Award. Instead, ordinary income generally is required to be recognized on the date the Nonstatutory Stock Option is exercised, or in the case of an RSU, Performance Award, or Other Stock Based Award on the date of payment of such Award in cash and/or shares of common stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonstatutory Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award, or Other Stock-Based Award, the amount of cash and/or the fair market value of any shares of common stock received.

•	Restricted Stock. A participant who is granted Restricted Stock under the Plan is not required to recognize income with respect to the shares until the shares vest, unless the participant makes a special tax election to recognize income upon award of the shares. In either case, the amount of income the participant recognizes equals the fair market value of the shares of common stock at the time income is recognized.

•	Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

•	Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonstatutory Stock Option (including an Incentive Stock Option that is treated as a Nonstatutory Stock Option, as described above), a Performance Award, a Restricted Stock Award, an RSU, or an Other Stock-Based Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

•	Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

•	Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

•	Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient, including immediate taxation upon vesting, and an additional income tax of 20 percent of the amount of income so recognized. The Plan is intended to allow the granting of Awards that comply with, or qualify for an exemption from, Section 409A of the Code.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy (provided that the total votes cast on the proposal represents over 50% of the total number shares entitled to vote on the proposal) is required for approval of the adoption of the 2010 Incentive Plan. Broker non-votes are not treated as votes cast. However, for this proposal only, the NYSE considers abstentions as votes cast. As a result, abstentions have the same effect on this proposal as votes cast against the proposal. Accordingly, beneficial owners of shares should instruct their brokers or nominees how to vote with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE 2010 INCENTIVE PLAN

AUDIT MATTERS
REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee assists the board of directors in its oversight of (1) the integrity of the Company’s financial statements; (2) compliance with legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; and (4) the performance of the internal audit function and independent registered public accounting firm. Our duties and responsibilities are more fully described in our charter, which is available on Temple-Inland’s website (www.templeinland.com).

Management is responsible for the financial statements, the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements. The independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and the effectiveness of internal control over financial reporting and expressing its opinion on the conformity of the financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting. The internal auditors are responsible for evaluating the effectiveness of processes and related controls on behalf of management.

In fulfilling our oversight responsibilities, we met eight times during 2009 with the independent registered public accounting firm, the Vice President of Internal Audit, and management. At four of the meetings, we also met in executive session without management present. During the course of these meetings, we reviewed and discussed with management and with Ernst & Young LLP the audited financial statements for the year 2009. We also reviewed and discussed the effectiveness of internal control over financial reporting, the audit plans and results, and the matters required to be discussed with Ernst & Young LLP by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, we reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence, and have discussed with Ernst & Young their independence.

Based on the reviews and discussions described above, we recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 2, 2010, for filing with the Securities and Exchange Commission. In addition, we reported to the board of directors that, subject to ratification by the stockholders, we selected Ernst & Young LLP as Temple-Inland’s independent registered public accounting firm for the year 2010.

Jeffrey M. Heller, Chairman	Donald M. Carlton
Richard M. Smith	Cassandra C. Carr
Arthur Temple III	Larry R. Faulkner
R.A. Walker	W. Allen Reed

PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for 2010. Ernst & Young LLP currently serves as our independent registered public accounting firm.

Fees paid to Ernst & Young LLP for the last two years were:

	2009	2008

Audit Fees(1)	$1,524	$1,560
Audit-Related Fees(2)	360	309
Tax Fees(3)	40	45
All Other Fees	—	—

Total	$1,924	$1,914

(1)	Audit fees include the annual audit and quarterly reviews of our financial statements, annual statutory audits of foreign subsidiaries’ financial statements, consultation on new accounting standards and current transactions, and normal assistance with annual and periodic filings of our financial statements with the Securities and Exchange Commission.

(2)	Audit-related fees include audits of our employee benefit plans, consultation on the application of proposed accounting standards, and consultation on accounting for proposed transactions.

(3)	Tax fees include assistance in the preparation of our federal, state, and foreign income and franchise tax returns and in the periodic examinations thereof by regulatory authorities and consultation on the tax treatment for transactions.

All services provided by the independent registered public accounting firm must be pre-approved by the Audit Committee. Under the pre-approval policy, the Audit Committee pre-approves by type and amount the services expected to be provided by the independent registered public accounting firm during the coming year. This pre-approval is done annually and is documented as an exhibit to the minutes of the Audit Committee meeting. The types of services the Audit Committee pre-approves annually are the audit, audit-related, and certain tax services described above.

A pre-approval subcommittee consisting of the Chairman of the Audit Committee and one other member of the Audit Committee may grant approvals between Audit Committee meetings for services not approved as part of the annual approval process. Such approvals must be reported to the full Audit Committee at its next meeting. Pre-approval is not required for non-audit services that were not recognized as non-audit services at the time of engagement, if the aggregate amount of such services does not exceed the lesser of $100,000 or 5% of the total amount of revenues paid to the independent registered public accounting firm during that fiscal year and such services are promptly brought to the attention of and approved by the Audit Committee prior to completion of the current year’s audit. During 2009, no services were approved pursuant to this exception.

In addition, the Audit Committee must separately pre-approve any significant changes in scope or fees for any approved service. No pre-approval authority is delegated to management. Quarterly, the committee reviews the specific services that have been provided and the related fees.

Representatives of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Stockholder ratification is not required for the selection of Ernst & Young LLP, because the Audit Committee has the responsibility for selecting our independent registered public accounting firm. The selection, however, is being submitted for ratification by the stockholders at the annual meeting. No determination has been made as to what action the Audit Committee would take if stockholders do not ratify the selection.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting is required for the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2010. Any shares not voted (whether by abstention or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

OTHER MATTERS

Other Business to be Presented

Our board of directors knows of no other business that may properly be, or that is likely to be, brought before the annual meeting. If, however, any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders by submitting their proposals to us in a timely manner. To be included for the 2011 annual meeting, stockholder proposals must be received by us by November 23, 2010 and must comply with the requirements of Rule 14a-8.

Our Bylaws contain an advance notice procedure with regard to stockholder proposals submitted outside the processes of Rule 14a-8 and stockholder nominations of directors to be brought before an annual meeting of stockholders. This advance notice period is intended to allow all stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. These procedures require that notice be made in writing to our Corporate Secretary. The notice must be received at our executive offices not earlier than the close of business on the 100th day and not later than the close of business on the 75th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 100th day prior to the date of such annual meeting and not later than the close of business on the later of the 75th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 90 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Stockholder proposals submitted outside the processes of Rule 14a-8 and stockholder nominations of directors will be considered untimely if they are submitted before January 27, 2011 or after February 21, 2011. Our Bylaws require that the notice of the proposal contain certain information concerning the proposing stockholder and the proposal or nomination. A copy of the Bylaws’ advance notice provision may be obtained, without charge, upon written request to our Corporate Secretary at 1300 South MoPac Expressway, 3rd Floor, Austin, Texas 78746.

VOTING QUESTIONS OR ASSISTANCE

If you have any questions or require assistance with the voting process, please contact:

D. F. King & Co., Inc.
48 Wall Street
New York, New York 10005
800-549-6697

This Proxy Statement is being sent to you by the Temple-Inland board of directors.

Leslie K. O’Neal
Corporate Secretary
Austin, Texas
March 23, 2010

TEMPLE-INLAND INC.
2010 INCENTIVE PLAN

1.          Definitions. In the Plan, except where the context otherwise indicates, the following definitions shall apply:

1.1.     “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity designated by the Committee in which the Company has a significant interest.

1.2.     “Agreement” means an agreement or other document evidencing an Award. An Agreement may be in written or such other form as the Committee may specify in its discretion, and the Committee may, but need not, require a Participant to sign an Agreement.

1.3.     “Award” means a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Performance Award, or an Other Stock-Based Award.

1.4.     “Board” means the Board of Directors of the Company.

1.5.     “Code” means the Internal Revenue Code of 1986, as amended.

1.6.     “Committee” means the Management Development and Executive Compensation Committee of the Board or such other committee(s), subcommittee(s) or person(s) the Board appoints to administer the Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to members of the Board who are not Employees, and administering the Plan with respect to those Awards, unless the Board determines otherwise.

1.7.     “Common Stock” means the Company’s common stock, par value $1.00 per share.

1.8.     “Company” means Temple-Inland Inc. and any successor thereto.

1.9.     “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7.

1.10.     “Date of Grant” means the date on which an Award is granted under the Plan.

1.11.     “Eligible Person” means any person who is (a) an Employee, (b) a member of the Board or the board of directors of an Affiliate, or (c) a consultant or independent contractor to the Company or an Affiliate.

1.12.     “Employee” means any person who the Committee determines to be an employee of the Company or an Affiliate.

1.13.     “Exercise Price” means the price per Share at which an Option may be exercised.

1.14.     “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the New York Stock Exchange (“NYSE”) as of the relevant date.

1.15.     “Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code.

1.16.     “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

1.17.     “Option” means an option to purchase Shares granted pursuant to Section 6.

1.18.     “Option Period” means the period during which an Option may be exercised.

1.19.     “Other Stock-Based Award” means an Award granted pursuant to Section 11.

1.20.     “Participant” means an Eligible Person who has been granted an Award.

Appendix A – Page 1

1.21.     “Performance Award” means a performance award granted pursuant to Section 10.

1.22.     “Performance Goals” means performance goals that the Committee establishes, which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics and achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share; economic value added, expenses (including plant costs and sales, general and administrative expenses), improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes (“NOPAT”), net sales growth, NOPAT growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, committed capital, net capital employed, equity, sales, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as the Committee may specify.

1.23.     “Plan” means this Temple-Inland Inc. 2010 Incentive Plan, as amended from time to time.

1.24.     “Restricted Stock” means Shares granted pursuant to Section 8.

1.25.     “Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 9.

1.26.     “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan.

1.27.     “Share” means a share of Common Stock.

1.28.     “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

1.29.     Unless the context expressly requires the contrary, references in the Plan to (a) the term “Section” refers to the sections of the Plan, and (b) the word “including” means “including (without limitation).”

2.     Purpose. The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the alignment of their interests with those of the stockholders of the Company.

3.     Administration. The Committee shall administer the Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the Eligible Persons to whom it grants Awards, the terms (which terms need not be identical) of all Awards, including without limitation, the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options may be exercised and

Appendix A – Page 2

Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee may delegate its authority under this Section 3 and the terms of the Plan to such extent it deems desirable and is consistent with the requirements of applicable law.

4.     Eligibility. Awards may be granted only to Eligible Persons, provided that (a) Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees; and (b) Options may be granted only to persons with respect to whom Shares constitute stock of the service recipient (within the meaning of Section 409A of the Code and the applicable Treasury Regulations thereunder).

5.     Stock Subject to Plan.

5.1.     Subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued pursuant to Awards (including Incentive Stock Options) under the Plan is 4,000,000 Shares. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. The number of Shares authorized for issuance under the Plan shall be decreased by 1.4 Shares for each Share issued pursuant to Awards that are not Options (any Awards payable in Shares that are not Options being “Full Value Awards”).

5.2.     Subject to adjustment as provided in Section 13, the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan (whether settled in Shares or the cash equivalent thereof) during any calendar year is 1,000,000. The maximum number of Shares with respect to which an Employee has been granted Awards shall be determined in accordance with Section 162(m) of the Code.

5.3.     If an Option expires or terminates for any reason without having been fully exercised, if shares of Restricted Stock are forfeited, or if Shares covered by an Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards; provided, however, that: (a) in the case of Full Value Awards, the number of Shares that again become available for the grant of Awards under the Plan shall reflect the last sentence of Section 5.1, so that, by way of example, if 100 shares of Restricted Stock are forfeited, 140 Shares shall again be available for the grant of Awards, subject to the last sentence of Section 5.1; (b) in the case of Shares that are withheld (or delivered) to pay withholding taxes, no such withheld (or delivered) Shares shall be available for the grant of Awards hereunder; (c) in the case of the surrender of all or a portion of an Option pursuant to Section 6.4 hereof, the excess of the number of Shares as to which the Option is surrendered over the number of Shares issued to the Participant in consideration for such surrender shall not be available for the grant of Awards hereunder; and (d) in the case of delivery of Shares pursuant to Section 7.2 hereof as payment of the Exercise Price, no such Shares shall be available for the grant of Awards hereunder.

6.     Options.

6.1.     Options granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be a Nonqualified Stock Option unless expressly identified as an Incentive Stock Option, and each Option shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. The Committee, in its discretion, may condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.

Appendix A – Page 3

6.2.     The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.

6.3.     The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement, provided that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

6.4.     To the extent authorized by the Committee, and in accordance with such rules as the Committee may prescribe, a Participant may surrender to the Company an Option (or a portion thereof) that has become exercisable and receive upon such surrender, without any payment to the Company (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Exercise Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to the issuance of a whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.     Exercise of Options.

7.1.     Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option.

7.2.     To the extent provided in the applicable Agreement or otherwise authorized by the Committee, payment may be made by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for such period, if any, as the Committee may specify) valued at Fair Market Value on the Date of Exercise or surrender of the Option (or portion thereof) as provided in Section 6.4.

8.     Restricted Stock Awards. Each grant of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

9.     Restricted Stock Unit Awards. Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares (or the cash equivalent thereof) to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including, terms that condition the issuance or vesting of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals.

10.     Performance Awards. Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 5.2, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed $10 million. The

Appendix A – Page 4

Committee may, in its discretion, grant Performance Awards pursuant to which the amount and payment of the Award is determined by reference to a percentage of a bonus or incentive pool that applies to more than one Participant, and the amount of the bonus or incentive pool may, in the discretion of the Committee, be either fixed in amount or determined based upon the achievement of one or more Performance Goals.

11.     Other Stock-Based Awards. The Committee may in its discretion grant stock-based awards (including awards based on dividends) of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

12.     Dividends and Dividend Equivalents. The terms of an Award, other than an Option, may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (a) may be either made currently or credited to an account established for the Participant, (b) contingent upon the achievement of one or more Performance Goals, and (c) may be settled in cash or Shares, as determined by the Committee; provided, however, that in no event shall any dividends or dividend equivalents be paid out with respect to any unvested performance Awards.

13.     Capital Events and Adjustments.

13.1.     In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, spin-off, split-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall provide for a substitution for or adjustment in: (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during any calendar year.

13.2.     Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party, the Committee shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under the Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as determined by the Committee in its discretion. The fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option.

14.     Change in Control.

14.1.     The Committee may in its discretion grant Awards that include terms and conditions relating to the effect of a Change in Control (which shall have the meaning set forth in Section 14.2).

14.2.     For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(I)     any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clauses (a), (b) or (c) of paragraph (III) below;

(II)     within any twenty-four (24) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on

Appendix A – Page 5

the date of the Award, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date of the Award or whose appointment, election or nomination for election was previously so approved or recommended;

(III)     there is consummated a merger, consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or any recapitalization of the Company (for purposes of this paragraph (III), a “Business Event”) unless, immediately following such Business Event (a) the directors of the Company immediately prior to such Business Event continue to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, (b) the voting securities of the Company outstanding immediately prior to such Business Event continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such Business Event, and (c) in the event of a recapitalization, no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or such surviving entity or any parent thereof (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity or any parent thereof (except to the extent such ownership existed prior to the Business Event);

(IV)     the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(V)     there is consummated an agreement for the sale, disposition or long-term lease by the Company of substantially all of the Company’s assets, other than (a) such a sale, disposition or lease to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition or (b) the distribution directly to the Company’s shareholders (in one distribution or a series of related distributions) of all of the stock of one or more subsidiaries of the Company that represent substantially all of the Company’s assets.

Notwithstanding the foregoing, a “Change in Control” under clauses (I) through (V) above shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions.

14.3.     For purposes of Section 14.2:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of

Appendix A – Page 6

such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

15.     Termination or Amendment. The Board may amend or terminate the Plan in any respect at any time; provided, however, that after the stockholders of the Company have approved the Plan, the Board shall not amend or terminate the Plan without approval of (a) the Company’s stockholders to the extent applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, requires stockholder approval of the amendment or termination, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination.

16.     Modification, Substitution of Awards. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award, and (b) subject to Section 13, in no event may an Option be (i) modified to reduce the Exercise Price of the Option or (ii) cancelled or surrendered in consideration for cash, other Awards, or the grant of a new Option with a lower Exercise Price.

17.     Foreign Employees. Without amendment of the Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any Affiliate operates or has employees.

18.     Stockholder Approval. The Plan, and any amendments hereto requiring stockholder approval pursuant to Section 14 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board.

19.     Withholding. The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements. To the extent authorized by the Committee, and in accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

20.     Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, the Plan shall terminate on the date that is ten years after the earlier of the date that the Plan is adopted by the Board or approved by the Company’s stockholders, and no Awards may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

21.     Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board or Committee, the Company shall indemnify members of the Committee against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

Appendix A – Page 7

22.     General Provisions.

22.1.     The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

22.2.     Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

22.3.     The interests of any Eligible Person under the Plan and/or any Award granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered except to the extent provided in an Agreement.

22.4.     The Plan shall be governed, construed and administered in accordance with the laws of the State of Texas without giving effect to the conflict of laws principles.

22.5.     The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

22.6.     The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations under federal, state or local law the Committee deems applicable.

22.7.     To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Appendix A – Page 8

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 7, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/TIN
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A Proposals — The Directors of Temple-Inland Inc. recommend voting FOR proposals 1, 2 and 3.
1.	To elect three (3) directors to the Board of Directors. These three directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.	+

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - E. Linn Draper, Jr.	☐	☐	☐	02 - J. Patrick Maley III	☐	☐	☐	03 - W. Allen Reed	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain

2. To approve the adoption of the Temple-Inland 2010 Incentive Plan.	☐	☐	☐	3. To ratify the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2010.	☐	☐	☐
B Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Temple-Inland Inc.

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting on May 7, 2010
The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of Stockholders and proxy statement each dated March 23, 2010 and does hereby appoint Doyle R. Simons, J. Patrick Maley III and J. Bradley Johnston and each of them as Proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock, par value $1.00 per share, of Temple-Inland Inc. held of record by the undersigned on March 10, 2010 at the annual meeting of stockholders to be held on Friday, May 7, 2010, and any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope, or by voting via the internet or telephone, as described on the reverse side.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. Unless otherwise specified, the shares will be voted “FOR” the election of the three Director nominees named on the reverse side, “FOR” approval of the adoption of the Temple-Inland 2010 Incentive Plan, and “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted on appear on reverse side.)